UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-21528

Salient Private Access Registered Fund, L.P.
(Exact name of registrant as specified in charter)

4265 SAN FELIPE, 8TH FLOOR, HOUSTON, TX 77027
      (Address of principal executive offices)        (Zip code)

With a copy to:
John A. Blaisdell	George J. Zornada
Salient Private Access Registered Fund, L.P.	K & L Gates LLP
4265 San Felipe, 8th Floor	State Street Financial Center
Houston, TX 77027	One Lincoln St.
(Name and address of agent for service)	Boston, MA 02111-2950
(617) 261-3231

Registrant’s telephone number, including area code: 800-725-9456

Date of fiscal year end: 12/31/16

Date of reporting period: 12/31/16

Item 1. Reports to Stockholders.

TABLE OF CONTENTS

Salient Private Access Registered Fund, L.P.
Management Discussion of Fund Performance (Unaudited)	1
Report of Independent Registered Public Accounting Firm	5
Statement of Assets, Liabilities and Partners’ Capital	6
Statement of Operations	7
Statements of Changes in Partners’ Capital	8
Statement of Cash Flows	9
Notes to Financial Statements	10
Supplemental Information (Unaudited)	16
Privacy Policy (Unaudited)	23

Salient Private Access Master Fund, L.P.
Report of Independent Registered Public Accounting Firm	25
Statement of Assets, Liabilities and Partners’ Capital	26
Schedule of Investments	27
Statement of Operations	34
Statements of Changes in Partners’ Capital	35
Statement of Cash Flows	36
Notes to Financial Statements	37
Supplemental Information (Unaudited)	58
Privacy Policy (Unaudited)	67

Salient Private Access Registered Fund, L.P.

Dear Access Fund Partners:

It has been an eventful year for the Salient Private Access Fund (the “Fund”)1 and for the core alternative strategies it accesses on behalf of investors. Similar to past shareholder letters, we will provide an update on the performance of the Fund as well as give Shareholders a sense of our views of the environment for the Fund and its strategies in 2016 and beyond.

The goal of The Salient Private Access Fund is to generate a high-quality return stream that targets approximately half the historical volatility of equities (8% target standard deviation) with very low correlation to traditional stocks and bonds.

	Dec-16	1 Year	3 Year†	5 Year†	Since Incpt†	Standard Dev†	Sharpe Ratio†
SPA Registered Fund	0.00%	-2.07%	1.61%	2.04%	4.51%	6.62%	0.70
60/40 Portfolio	1.21%	8.06%	6.26%	9.51%	7.40%	8.34%	0.90
HFRI FOF Composite Index	0.92%	0.53%	1.20%	3.42%	3.45%	5.07%	0.70

†	Data is annualized

Past performance does not guarantee future results. Please note that an investor cannot invest directly in the referenced indices.

Investment Performance in 2016

The Salient Private Access Registered Fund returned -2.07% in 2016, which trailed the HFRI FOF Composite Index by 2.60% (HFRI Fund of Funds Composite was up 0.53% for 2016). The year’s performance can be summarized by an underperforming Global Macro and Trading book, a tough year for Venture Capital and Energy funds, as well as a handful of markdowns across the Private Equity portfolio. The market volatility experienced in Q4 2015 and Q1 2016 affected the Fund’s performance in both the first and second quarters of 2016. Midway through the year, the Fund was down 4.05%. The Relative Value asset class was the best performing asset class within the Fund and helped bring the Fund back to -2.07% for the year.

The Global Macro and Trading asset class was the primary detractor for the year at -2.13%. We were greatly disappointed by the asset class’ performance during the year, which was driven in particular by two macro-focused funds’ inability to position correctly for many of the economic and political surprises of 2016, as well as an energy-focused trader that was hurt by exogenous shocks in commodity markets and erroneous weather signals late in the year. As part of our ongoing portfolio management process, we have rebalanced this portfolio, terminated a manager in which we have lost conviction, and are committed to taking steps that we hope will improve performance going forward.

1

The Salient Private Access Fund has a variety of feeders, which all feed into a single “master” fund called The Salient Private Access Master Fund, L.P. Each “feeder” fund has different expense ratios, which provide for slightly different returns from one “feeder” fund to the next. Accordingly, unless otherwise specified, the returns outlined herein are those of The Salient Private Access Registered Fund, L.P., which is the largest “feeder” fund in The Salient Private Access Fund complex. Your returns may vary, based on the feeder in which you invest and the timing of your investment. Please consult your capital account statement for the exact returns of your investment.

^	Portfolio composition is subject to change.

The Relative Value asset class recovered from a tough January through March stretch as all of the Fund’s Relative Value managers had positive performance for the calendar year. Positive contribution was led by the Fund’s two largest investments in multi-strategy hedge funds. The Fund also added an investment in a senior secured corporate loan manager back in April that was up over 7% for the remainder of the year. The Relative Value asset class contributed 0.44% to the Fund’s return in 2016.

Source: Endowment Advisers, L.P., February 2017.

Private Equity includes performance from prior periods received after the prior month end. Past performance is not indicative of future results. Performance is based on total return.

Economic Overview

The alternatives industry faced a turbulent 2016, with headlines ranging from whether hedge funds add value to investors’ portfolios to covering the struggles of venture capital-backed companies. It appears that many private investments are now trading at similarly elevated valuation levels as public markets. The truth is always more nuanced than what headlines imply, which is why we are still finding pockets of compelling investment opportunities across hedge funds and private equity while being cautious with traditional approaches to this asset class.

Hedge Funds

Numerous public pensions and other institutional investors made headlines in 2016 as they announced plans to scale back or completely eliminate their allocations to hedge funds. The move comes on the back of years of middling performance out of proportion with the high fees of the asset class. While we believe that the benchmarking of hedge funds to the S&P 500 Index is flawed and that carefully selected strategies can play an important role in diversifying a portfolio away from dominant equity risk, it is difficult to argue that hedge funds have been adequately pulling their weight within portfolios for the last several years. Through December 31, 2016, the HFRI Fund of Funds Composite Index returned a disappointing year-to-date 0.53% and has generated 1.20% and 3.42% annualized returns over the past three and five years, respectively.

This prolonged modest performance has strengthened the argument that traditional 2-and-20 fee structures are not universally appropriate in the space, and in response we have seen increased flexibility and rationalization of hedge funds’ fee structures. We expect this trend to continue as those institutional investors who choose to remain invested in hedge funds wield their purchasing power to promote stronger alignment between managers and investors. As the global economy heads into an uncertain future, we view hedge funds—particularly those which can respond quickly to macroeconomic events and those which take relative value positions and hedge out their market exposure—as valuable building blocks to investors’ portfolios.

Private Equity

As private equity funds continued to put capital to work in 2016, an alarming trend of expanding purchase multiples in sympathy with the expansion of public price-earnings (P/E) ratios emerged. Median EV/EBITDA buyout multiples rose to 8.4x by the third quarter of the year, the highest number observed since 2012, while median purchase revenue multiples of companies with EVs larger than $250 million spiked to 3.2x, the highest number observed in years. We view these expansions as symptoms of a richly valued public market, increased competition from strategic acquirers with excess cash and an overabundance of dry powder among buyout funds (particularly mega-buyout funds with committed capital in excess of $5 billion per fund). While we certainly would not advocate for a greater utilization of leverage in these conditions, median debt levels on acquisitions have simultaneously declined to 50% of total deal value, down from over 60% in 2013.

With elevated valuations and reduced debt levels, private equity funds investing today face an environment in which two of their three primary avenues for value creation (multiple expansion and deleveraging) feel fully priced into the market. This leaves growth as the third and sole avenue for generating outsized returns. We believe reports of recent multibillion dollar fundraises by Carlyle Group, Blackstone, CVC Capital Partners and others, with stated fund terms of 14-15 years and base case IRR targets of 15% (as opposed to the traditional 20%+ private equity-style returns), reflect the industry’s honest assessment of its ability to overcome these headwinds and drive incremental growth in new investments.

Consequently, we prefer smaller, sub-$1 billion funds, which themselves target much smaller companies, since median purchase revenue multiples for sub-$250 million EV companies are less than half that of megadeals. Higher deal volume, lower competition levels and greater opportunities to drive earnings growth also contribute to the attractiveness of the middle market and sub-middle market spaces.

Venture Capital

Venture capital (VC) news headlines last year were dominated by high-profile “dying unicorns” such as Theranos, Zenefits and LivingSocial. These stories obscured the important reality of the space: the almost complete closure of public markets earlier in the year and the dramatic expansion of the average size of venture deals. No private equity-backed company successfully completed a public offering in the first quarter of 2016, and by the end of the third quarter, 2016 was on pace to be the most sluggish IPO market since 2009. We have also observed an increasing trend of large, private, venture-backed companies such as Uber and Palantir that elect to remain private and continue raising incremental funding in private rounds. We believe that these effects are likely to persist in the near future, extending the average life of and increasing the cost basis of venture investments.

As these factors continue to intensify in the coming years, we continue to advise a focus on partnerships with established VC firms that have generated strong track records of tangible returns, realized capital and exits from the portfolio in a timely manner.

Private Equity

Last year was unkind to private energy fund managers. Widespread losses during the first quarter triggered by year-end audits were particularly painful. Many funds delayed fully re-marking their books in order to take a year’s worth of impairments and write-downs at once. While we would have expected to find value and excellent buying opportunities in the sector due to depressed valuations, many other investors deployed a similar tactic, causing opportunities to be far more limited than anticipated. We view the largely uninvested $130+ billion in capital commitments raised by energy funds from 2014 through the third quarter of 2016 as the primary culprit.

Many energy funds pursue a strategy that provides funding to a management team and allows the team to pursue acquisitions. As the number of U.S. basins with attractive potential returns shrank in tandem with oil prices, funds were forced to concentrate their management teams in fewer geographic regions. This resulted in more intense competition, as sponsor-backed teams began to compete not only with other funds but with other teams backed by the same firm. In one particularly stunning example, we spoke to a seller that observed over 10 management teams backed by the same firm performing diligence on a single asset package!

Asset values outside of a handful of prominent basins plummeted, as much of the acreage is largely uneconomic in a sub-$70 oil price environment. Pockets of opportunity have appeared, particularly in the decidedly out-of-favor conventional extraction space. We remain exceptionally cautious with investments in larger funds and transactions due to the competitive pressure of the aforementioned undeployed capital. Instead, similar to the broader private equity space, we favor smaller managers, specifically those that pursue a strategy of investing in established companies and in-process acquisitions rather than the sponsor-backed management team model.

In addition to the benefits of lower levels of competition and avoidance of the “blind pool” risk that most multibillion-dollar energy funds offer, we believe this strategy could actually exploit the glut of capital on the sidelines. By focusing on smaller opportunities and developing them prudently through conservative drilling and bolt-on acquisitions, these smaller managers may be able to build up large enough assets to entice increasingly desperate 2014-2016 vintage sponsor-backed management teams to overpay before their investment periods expire in three to four years. This tactic would eliminate their source of funding and prevent them from successfully forming a company.

Private Credit

Contrary to the experience of private equity investors, those invested in private credit likely captured upside performance in 2016 as economic conditions, interest rates and credit spreads remained within a comfortable band. With the exception of existing energy debt investments, this supportive environment allowed credit to generally perform as expected throughout the year. Private credit continues to draw increasing levels of institutional interest from pensions, endowments and foundations because they have the ability to accept greater illiquidity and continue their search for yield.

Entering 2017, we continue to like private credit as an asset class and consider the prospective risk-adjusted returns available in the sector to be some of the most attractive of any market. Upon entering the eighth year of a bull market, the structural seniority, yield generation and shorter duration of most private credit investments offer an appealing opportunity to generate double-digit returns while taking substantially less expected risk than public or private equities. We also believe that the shorter life of private credit funds may enable us to reinvest principal in a much more attractive equity valuation environment in three to five years. In particular, we favor lending opportunities to companies with special situations, asset-backed lending and certain niche strategies in which specialized execution expertise offers an attractive opportunity to a patient investor.

We believe that emphasizing results that are driven by skill, diversification and premia like illiquidity are important to generating full cycle results that are not as sensitive to capital market returns, for which we have more limited potential return expectations on a going-forward basis. Further, we believe that maintaining investment in a mature private investments portfolio, which The Salient Private Access Fund allows, may avoid many of the risks and pitfalls of new investments in multi-asset private portfolios. Lastly, we believe that providing access to exclusive top-tier hedge funds and co-investment opportunities allows the delivery of focused, diversifying exposures to core alternatives that are not as dependent on the rising and falling waves of the broader market.

We thank you for your continued support. If you have any questions, please do not hesitate to call our service desk at 1-800-725-9456.

Kindest Regards,

Endowment Advisers, L.P.2

2

This letter is provided solely for informational purposes and is exclusively intended for use by existing Fund investors and/or pre-qualified prospective Fund investors with whom the Fund or an authorized intermediary acting on behalf of the Fund has a pre-existing substantive relationship. No other distribution or use of this newsletter has been authorized. Neither this letter nor the information contained therein constitutes an offer to sell or a solicitation of any offer to buy any securities. Any offering or solicitation will be made only to eligible investors and pursuant to the current version of the applicable Private Placement Memorandum and other governing documents, all of which must be read in their entirety.

Report of Independent Registered Public Accounting Firm

The Partners and Board of Directors
Salient Private Access Registered Fund, L.P.:

We have audited the accompanying statement of assets, liabilities and partners’ capital of Salient Private Access Registered Fund, L.P. (formerly known as The Endowment Registered Fund, L.P., the “Registered Fund”) as of December 31, 2016, and the related statements of operations and cash flows for the year then ended, the statements of changes in partners’ capital for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Registered Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Registered Fund as of December 31, 2016, the results of its operations and its cash flows for the year then ended, the changes in its partners’ capital for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio
February 28, 2017

SALIENT PRIVATE ACCESS REGISTERED FUND, L.P.
(A Limited Partnership)

Statement of Assets, Liabilities and Partners’ Capital
December 31, 2016

Assets
Investment in the Master Fund, at fair value	$122,997,359
Receivable from the Master Fund	2,500,000
Total assets	125,497,359
Liabilities and Partners’ Capital
Withdrawals payable	2,500,000
Servicing Fees payable	312,766
Accounts payable and accrued expenses	235,196
Total liabilities	3,047,962
Partners’ capital	122,449,397
Total liabilities and partners’ capital	$125,497,359

See accompanying notes to financial statements.

SALIENT PRIVATE ACCESS REGISTERED FUND, L.P.
(A Limited Partnership)

Statement of Operations
Year Ended December 31, 2016

Net investment loss allocated from the Master Fund:
Dividend income (net of foreign tax withholding of $159,010)	$999,209
Interest income	471,092
Expenses	(2,442,736)
Net investment loss allocated from the Master Fund	(972,435)
Expenses of the Registered Fund:
Servicing Fees	1,289,924
Professional fees	143,142
Other expenses	85,471
Total expenses of the Registered Fund	1,518,537
Net investment loss of the Registered Fund	(2,490,972)
Net realized and unrealized gain (loss) from investments allocated from the Master Fund:
Net realized gain from investments	8,830,549
Change in unrealized appreciation/depreciation from investments	(9,172,334)
Net realized and unrealized loss from investments allocated from the Master Fund	(341,785)
Net decrease in partners’ capital resulting from operations	$(2,832,757)

See accompanying notes to financial statements.

SALIENT PRIVATE ACCESS REGISTERED FUND, L.P.
(A Limited Partnership)

Statements of Changes in Partners’ Capital
Years Ended December 31, 2015 and 2016

Partners’ capital at December 31, 2014	$136,793,416
Contributions	1,260,435
Withdrawals	(5,246,598)
Net increase in partners’ capital resulting from operations:
Net investment loss	(1,536,616)
Net realized gain from investments	9,608,865
Change in unrealized appreciation/depreciation from investments	(5,174,728)
Net increase in partners’ capital resulting from operations	2,897,521
Partners’ capital at December 31, 2015	$135,704,774
Contributions	—
Withdrawals	(10,422,620)
Net decrease in partners’ capital resulting from operations:
Net investment loss	(2,490,972)
Net realized gain from investments	8,830,549
Change in unrealized appreciation/depreciation from investments	(9,172,334)
Net decrease in partners’ capital resulting from operations	(2,832,757)
Partners’ capital at December 31, 2016	$122,449,397

See accompanying notes to financial statements.

SALIENT PRIVATE ACCESS REGISTERED FUND, L.P.
(A Limited Partnership)

Statement of Cash Flows
Year Ended December 31, 2016

Cash flows from operating activities:
Net decrease in partners’ capital resulting from operations	$(2,832,757)
Adjustments to reconcile net decrease in partners’ capital resulting from operations to net cash provided by operating activities:
Net realized and unrealized loss from investments allocated from the Master Fund	341,785
Net investment loss allocated from the Master Fund	972,435
Withdrawals from the Master Fund	11,891,170
Change in operating assets and liabilities:
Receivable from the Master Fund	(1,099,999)
Servicing Fees payable	(29,636)
Accounts payable and accrued expenses	79,623
Net cash provided by operating activities	9,322,621
Cash flows from financing activities:
Contributions	—
Withdrawals	(9,322,621)
Net cash used in financing activities	(9,322,621)
Net change in cash and cash equivalents	—
Cash and cash equivalents at beginning of year	—
Cash and cash equivalents at end of year	$—

See accompanying notes to financial statements.

SALIENT PRIVATE ACCESS REGISTERED FUND, L.P.
(A Limited Partnership)

Notes to Financial Statements
December 31, 2016

(1)	ORGANIZATION

The Salient Private Access Registered Fund, L.P. (formerly known as The Endowment Registered Fund, L.P., the “Registered Fund”), a Delaware limited partnership registered under the Investment Company Act of 1940, as amended (the “1940 Act”), commenced operations on March 10, 2004, as a non-diversified, closed-end management investment company. The Registered Fund was created to serve as a feeder fund for the Salient Private Access Master Fund, L.P. (formerly known as The Endowment Master Fund, L.P., the “Master Fund”). For convenience, reference to the Registered Fund may include the Master Fund, as the context requires.

The Registered Fund’s investment objective is to preserve capital and to generate consistent long-term appreciation and returns across a market cycle (which is estimated to be five to seven years). The Registered Fund pursues its investment objective by investing substantially all of its assets in the Master Fund, which invests its assets in investment vehicles including, but not limited to, limited partnerships, limited liability companies, hedge funds, offshore corporations and other foreign investment vehicles (collectively, the “Investment Funds”), registered investment companies (including exchange-traded funds) and direct investments in marketable securities and derivative instruments. The Master Fund’s financial statements, Schedule of Investments and notes to financial statements, included elsewhere in this report, should be read in conjunction with this report. The percentage of the Master Fund’s partnership interests owned by the Registered Fund on December 31, 2016, was 43.16%.

The Endowment Fund GP, L.P., a Delaware limited partnership, serves as the general partner of the Registered Fund (the “General Partner”). To the fullest extent permitted by applicable law, the General Partner has irrevocably delegated to a board of directors (the “Board” and each member a “Director”) its rights and powers to monitor and oversee the business affairs of the Registered Fund, including the complete and exclusive authority to oversee and establish policies regarding the management, conduct, and operation of the Registered Fund’s business. A majority of the members of the Board are independent of the General Partner and its management. To the extent permitted by applicable law, the Board may delegate any of its rights, powers and authority to, among others, the officers of the Registered Fund, the Adviser, or any committee of the Board.

The Board is authorized to engage an investment adviser and it has selected Endowment Advisers, L.P. (the “Adviser”), to manage the Registered Fund’s portfolio and operations, pursuant to an investment management agreement (the “Investment Management Agreement”). The Adviser is a Delaware limited partnership that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Under the Investment Management Agreement, the Adviser is responsible for the establishment of an investment committee, which is responsible for developing, implementing, and supervising the Registered Fund’s investment program subject to the ultimate supervision of the Board. In addition to investment advisory services, the Adviser also functions as the servicing agent of the Registered Fund (the “Servicing Agent”) and as such provides or procures investor services and administrative assistance for the Registered Fund. The Adviser can delegate all or a portion of its duties as Servicing Agent to other parties, who would in turn act as sub-servicing agents.

Under the Registered Fund’s organizational documents, the Registered Fund’s officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Registered Fund. In the normal course of business, the Registered Fund enters into contracts with service providers, which also provide for indemnifications by the Registered Fund. The Registered Fund’s maximum exposure under these arrangements is unknown, as this would involve any future potential claims that may be made against the Registered Fund. However, based on experience, the General Partner expects that risk of loss to be remote.

SALIENT PRIVATE ACCESS REGISTERED FUND, L.P.
(A Limited Partnership)

Notes to Financial Statements, continued
December 31, 2016

(2)	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRACTICES

(a)	BASIS OF ACCOUNTING

The accounting and reporting policies of the Registered Fund conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The accompanying financial statements reflect the financial position of the Registered Fund and the results of its operations. The Registered Fund is an investment company that follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”.

(b)	CASH EQUIVALENTS

The Registered Fund considers all unpledged temporary cash investments with a maturity date at the time of purchase of three months or less to be cash equivalents.

(c)	INVESTMENT SECURITIES TRANSACTIONS

The Registered Fund records monthly, its pro-rata share of income, expenses, changes in unrealized appreciation and depreciation, and realized gains and losses derived from the Master Fund.

The Registered Fund records investment transactions on a trade-date basis.

Investments that are held by the Registered Fund are marked to fair value at the date of the financial statements, and the corresponding change in unrealized appreciation/depreciation is included in the Statement of Operations.

(d)	INVESTMENT VALUATION

The valuation of the Registered Fund’s investments is determined as of the close of business at the end of each reporting period, generally monthly. The valuation of the Registered Fund’s investments is calculated by UMB Fund Services, Inc., the Registered Fund’s independent administrator (the “Administrator”).

The Board has formed a valuation committee (the “Board Valuation Committee”) that is responsible for overseeing the Registered Fund’s valuation policies, making recommendations to the Board on valuation-related matters, and overseeing implementation by the Adviser of such valuation policies.

The Board has authorized the Adviser to establish a valuation committee of the Adviser (the “Adviser Valuation Committee”). The Adviser Valuation Committee’s function, subject to the oversight of the Board Valuation Committee and the Board, is generally to review valuation methodologies, valuation determinations, and any information provided to the Adviser Valuation Committee by the Adviser or the Administrator.

The Registered Fund invests substantially all of its assets in the Master Fund. Investments in the Master Fund are recorded at fair value based on the Registered Fund’s proportional share of the Master Fund’s partners’ capital. Valuation of the investments held by the Master Fund is discussed in the Master Fund’s notes to financial statements, included in this report.

(e)	INVESTMENT INCOME

For investments in securities, dividend income is recorded on the ex-dividend date, net of withholding taxes. Interest income is recorded as earned on the accrual basis and includes amortization of premiums or accretion of discounts.

SALIENT PRIVATE ACCESS REGISTERED FUND, L.P.
(A Limited Partnership)

Notes to Financial Statements, continued
December 31, 2016

(f)	FUND EXPENSES

Unless otherwise voluntarily or contractually assumed by the Adviser or another party, the Registered Fund bears all expenses incurred in its business including, but not limited to, the following: all costs and expenses related to investment transactions and positions for the Registered Fund’s account; legal fees; accounting, auditing and tax preparation fees; recordkeeping and custodial fees; costs of computing the Registered Fund’s net asset value; fees for data and software providers; research expenses; costs of insurance; registration expenses; offering costs; expenses of meetings of partners; directors fees; all costs with respect to communications to partners; transfer taxes; offshore withholding taxes; and other types of expenses as may be approved from time to time by the Board.

(g)	INCOME TAXES

The Registered Fund is organized and operates as a limited partnership and is not subject to income taxes as a separate entity. Such taxes are the responsibility of the individual partners. Accordingly, no provision for income taxes has been made in the Registered Fund’s financial statements. Investments in foreign securities may result in foreign taxes being withheld by the issuer of such securities.

For the current open tax years and for all major jurisdictions, management of the Registered Fund has evaluated the tax positions taken or expected to be taken in the course of preparing the Registered Fund’s tax returns to determine whether the tax positions will “more-likely-than-not” be sustained by the Registered Fund upon challenge by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold and that would result in a tax benefit or expense to the Registered Fund would be recorded as a tax benefit or expense in the current period. For the year ended December 31, 2016, the Registered Fund did not recognize any amounts for unrecognized tax benefit/expense. A reconciliation of unrecognized tax benefit/expense is not provided herein, as the beginning and ending amounts of unrecognized tax benefit/expense are zero, with no interim additions, reductions or settlements. Tax positions taken in tax years which remain open under the statute of limitations (generally three years for federal income tax purposes and four years for state income tax purposes) are subject to examination by federal and state tax jurisdictions.

(h)	USE OF ESTIMATES

The financial statements have been prepared in conformity with U.S. GAAP, which requires management to make estimates and assumptions relating to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results may differ from those estimates and such differences may be significant.

(3)	FAIR VALUE MEASUREMENTS

The Registered Fund records its investment in the Master Fund at fair value. Investments of the Master Fund are recorded at fair value discussed further in the Master Fund’s notes to financial statements, included in this report.

SALIENT PRIVATE ACCESS REGISTERED FUND, L.P.
(A Limited Partnership)

Notes to Financial Statements, continued
December 31, 2016

(4)	PARTNERS’ CAPITAL ACCOUNTS

(a)	ISSUANCE OF INTERESTS

Upon receipt from an eligible investor of an initial or additional application for interests (the “Interests”), which will generally be accepted as of the first day of each month, the Registered Fund will issue new Interests. The Interests have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state. The Registered Fund issues Interests only in private placement transactions in accordance with Regulation D or other applicable exemptions under the Securities Act. No public market exists for the Interests, and none is expected to develop. The Registered Fund is not required, and does not intend, to hold annual meetings of its partners. The Interests are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the Registered Fund’s limited partnership agreement. The Registered Fund reserves the right to reject any applications for subscription of Interests.

(b)	ALLOCATION OF PROFITS AND LOSSES

For each fiscal period, generally monthly, net profits or net losses of the Registered Fund, including allocations from the Master Fund, are allocated among and credited to or debited against the capital accounts of all partners as of the last day of each fiscal period in accordance with the partners’ respective capital account ownership percentage for the fiscal period. Net profits or net losses are measured as the net change in the value of the partners’ capital of the Registered Fund, including any change in unrealized appreciation or depreciation of investments and income, net of expenses, and realized gains or losses during a fiscal period. Net profits or net losses are allocated after giving effect for any initial or additional applications for Interests, which generally occur at the beginning of the month, or any repurchases of Interests.

(c)	REPURCHASE OF INTERESTS

A partner will not be eligible to have the Registered Fund repurchase all or any portion of an Interest at the partner’s discretion at any time. Periodically, the Adviser, which also serves as the investment adviser of the Master Fund, recommends to the Board that the Registered Fund offer to repurchase such Interests during the year, pursuant to written tenders by partners.

The Board retains the sole discretion to accept or reject the recommendation of the Adviser and to determine the amount of Interests, if any, that will be purchased in any tender offer that it does approve. Since the Registered Fund’s assets are invested in the Master Fund, the ability of the Registered Fund to have its Interests in the Master Fund be repurchased would be subject to the Master Fund’s repurchase policy. The Master Fund’s repurchase policy is substantially similar to the Registered Fund’s repurchase policy as any tender offer by the Master Fund is subject to the sole discretion of the Board. In addition, the Registered Fund may determine not to conduct a repurchase offer each time the Master Fund conducts a repurchase offer. In the event Interests are repurchased, there will be a substantial period of time between the date as of which partners must tender their Interests for repurchase and the date they can expect to receive payment for their Interests from the Registered Fund.

(5)	INVESTMENTS IN PORTFOLIO SECURITIES

As of December 31, 2016, all of the investments made by the Registered Fund were in the Master Fund.

SALIENT PRIVATE ACCESS REGISTERED FUND, L.P.
(A Limited Partnership)

Notes to Financial Statements, continued
December 31, 2016

(6)	FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

In the normal course of business, the Investment Funds in which the Registered Fund may invest either directly or through the Master Fund may trade various derivative securities and other financial instruments, and enter into various investment activities with off-balance sheet risk both as an investor and as a principal. The Registered Fund’s risk of loss in these Investment Funds is limited to the Registered Fund’s pro rata share of the value of its investment in or commitment to such Investment Funds as held directly or through the Master Fund. In addition, the Master Fund may invest directly in derivative securities or other financial instruments to gain greater or lesser exposure to a particular asset class.

(7)	ADMINISTRATION AGREEMENT

In consideration for administrative, accounting, and recordkeeping services, the Master Fund pays the Administrator a monthly administration fee based on the month-end partners’ capital of the Master Fund. The Administrator also provides the Registered Fund and the Master Fund with legal, compliance, transfer agency, and other investor related services at an additional cost.

The fees for Registered Fund administration are paid out of the Master Fund’s assets, which decreases the net profits or increases the net losses of the partners in the Registered Fund.

(8)	RELATED PARTY TRANSACTIONS

(a)	INVESTMENT MANAGEMENT FEE

In consideration of the advisory and other services provided by the Adviser to the Master Fund and the Registered Fund, the Master Fund pays the Adviser an investment management fee (the “Investment Management Fee”) equal to 1.00% on an annualized basis of the Master Fund’s partners’ capital calculated based on the Master Fund’s partners’ capital at the end of each month, payable quarterly in arrears. So long as the Registered Fund invests all of its investable assets in the Master Fund, the Registered Fund will not pay the Adviser directly any Investment Management Fee; however, should the Registered Fund not have all of its investments in the Master Fund, it may be charged the 1.00% Investment Management Fee directly. The Registered Fund’s partners bear an indirect portion of the Investment Management Fee paid by the Master Fund. The Investment Management Fee decreases the net profits or increases the net losses of the Master Fund and indirectly the Registered Fund as the fees reduce the capital accounts of the Master Fund’s partners.

(b)	SERVICING FEE

In consideration for providing or procuring investor services and administrative assistance to the Registered Fund, the Adviser receives a servicing fee (the “Servicing Fee”) equal to 1.00% (on an annualized basis) of each partner’s capital account balance, calculated at the end of each month, payable quarterly in arrears.

The Adviser may engage one or more sub-servicing agents to provide some or all of the services. Compensation to any sub-servicing agent is paid by the Adviser. The Adviser or its affiliates also may pay a fee out of their own resources to sub-servicing agents.

For the year ended December 31, 2016, $1,289,924 was incurred for Servicing Fees.

SALIENT PRIVATE ACCESS REGISTERED FUND, L.P.
(A Limited Partnership)

Notes to Financial Statements, continued
December 31, 2016

(c)	PLACEMENT AGENTS

The Registered Fund may engage one or more placement agents (each, a “Placement Agent”) to solicit investments in the Registered Fund. Salient Capital, L.P., an affiliate of the Adviser, is a broker-dealer who has been engaged by the Registered Fund to serve as a Placement Agent. A Placement Agent may engage one or more sub-placement agents. The Adviser or its affiliates may pay a fee out of their own resources to Placement Agents and sub-placement agents.

(9)	FINANCIAL HIGHLIGHTS

	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net investment loss to average partners’ capital[1]	(1.95)%	(1.11)%	(3.26)%	(1.69)%	(1.69)%
Expenses to average partners’ capital[1]	3.09%	2.77%	4.13%	2.32%	2.37%
Portfolio Turnover[2]	16.94%	12.52%	16.96%	16.95%	20.88%
Total return[3,4]	(2.07)%	2.12%	4.91%	3.72%	1.66%
Partners’ capital, end of period (000’s)	$122,449	$135,705	$136,793	$858,504	$1,276,604

An investor’s return (and operating ratios) may vary from those reflected based on the timing of capital transactions.

1

Ratios are calculated by dividing the indicated amount by average partners’ capital measured at the end of each month during the period. Ratios include allocations of net investment loss and expenses from the Master Fund.

2	The Registered Fund is invested exclusively in the Master Fund, therefore this ratio reflects the portfolio turnover of the Master Fund, which is for the period indicated.
3	Calculated as geometrically linked monthly returns for each month in the period.
4

Calculated including benefit of early repurchase fees in each applicable year. Had these early repurchase fees not been included as income for the purposes of the total return calculation, the total return would have been 1.65% for 2012.

(10)	SUBSEQUENT EVENTS

Based on the partners’ capital of the Registered Fund, the Adviser recommended to the Board that a tender offer to repurchase Interests in an amount of up to $3,075,000 be made for the quarter ending March 31, 2017 to those partners who elect to tender their Interests prior to the expiration of the tender offer period. The Board approved such recommendation and partners in the Registered Fund were notified of a tender offer with a February 23, 2017 expiration date (“Expiration Date”). In response to the number of partners electing to tender their Interests as of the Expiration Date, which amounted to approximately $109 million in gross redemptions, the Adviser, in its discretion, will pro-rate the amount elected to be tendered in accordance with the Registered Fund’s repurchase procedures. The final amount that is accepted by the Master Fund, and subsequently the Registered Fund, will appear in the next report to partners.

Management of the Registered Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements as of December 31, 2016.

SALIENT PRIVATE ACCESS REGISTERED FUND, L.P.
(A Limited Partnership)

Supplemental Information
December 31, 2016
(Unaudited)

Directors and Officers

The Registered Fund’s operations are managed under the direction and oversight of the Board. Each Director serves for an indefinite term or until he or she reaches mandatory retirement, if any, as established by the Board. The Board appoints the officers of the Registered Fund who are responsible for the Registered Fund’s day-to-day business decisions based on policies set by the Board. The officers serve at the pleasure of the Board.

Compensation for Directors

The Salient Private Access Master Fund, L.P., the Salient Private Access Registered Fund, L.P., the Salient Private Access Institutional Fund, L.P, and the Salient Private Access TEI Fund, L.P., together pay each of the Directors who is not an “interested person” of the Adviser, as defined in the 1940 Act (the “Independent Directors”) an annual retainer of $10,000, paid quarterly, an annual Board meeting fee of $3,000, a fee of $1,000 per informal Board meeting, a fee of $500 per telephonic Board meeting, an annual fee of $833 for each Compliance committee member and $625 for each Audit and Valuation committee member, an annual fee of $5,000 for the valuation committee chairman and $3,000 for each other committee chair, each of which is paid quarterly, and an annual fee of $5,000, paid quarterly, to the Lead Independent Director. There are currently six Independent Directors. In the interest of retaining Independent Directors of the highest quality, the Board intends to periodically review such compensation and may modify it as the Board deems appropriate.

The table below shows, for each Director and executive officer, his full name, address and age, the position held with the Master Fund, the length of time served in that position, his principal occupation during the last five years, and other directorships held by such Director. The address of each Director and officer is c/o Salient Private Access Funds, 4265 San Felipe, Suite 800, Houston, Texas 77027.

Interested Directors

Name and Year of Birth	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
John A. Blaisdell[1] Year of birth: 1960	Director, Principal Executive Officer (Since 2004)	Managing Director of Salient, since 2002.	Salient Private Access Funds (4); The Endowment PMF Funds (3)

Salient Alternative Strategies Funds (investment companies) (two funds) 2010-2016; Salient MF Trust (investment company) (four funds) since 2012; Salient Midstream & MLP Fund (investment company) since 2012.

SALIENT PRIVATE ACCESS REGISTERED FUND, L.P.
(A Limited Partnership)

Supplemental Information, continued
December 31, 2016
(Unaudited)

Name and Year of Birth	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Andrew Linbeck[1] Year of birth: 1964	Director	Managing Director of Salient, since 2002.	Salient Private Access Funds (4); The Endowment PMF Funds (3)	Salient Alternative Strategies Funds (investment companies) (two funds) 2010-2012; Salient Midstream & MLP Fund (investment company) since 2012.

1

This person’s status as an “interested” director arises from his affiliation with Salient Partners, L.P., which itself is an affiliate of the Salient Private Access Master Fund, L.P., the Salient Private Access Registered Fund, L.P., the Salient Private Access Institutional Fund, L.P., the Salient Private Access TEI Fund, L.P., and the Adviser.

Independent Directors

Name and Year of Birth	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Karin B. Bonding, CFA Year of birth: 1939	Director (Since 2010)	Lecturer, University of Virginia, since 1996; President of Capital Markets Institute, Inc. (fee-only financial planner and investment advisor) since 1996.	Salient Private Access Funds (4)

Salient Alternative Strategies Funds (investment companies) (two funds) 2010-2016; Salient MF Trust (investment company) (four funds) since 2012; Salient Midstream & MLP Fund (investment company) since 2012; Brandes Investment Trust (investment companies) (four funds) 2006-2012; Credit Suisse Alternative Capital Funds (investment companies) (six funds) 2005-2010.

SALIENT PRIVATE ACCESS REGISTERED FUND, L.P.
(A Limited Partnership)

Supplemental Information, continued
December 31, 2016
(Unaudited)

Name and Year of Birth	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Jonathan P. Carroll Year of birth: 1961	Director (Since 2004)	President, Lazarus Financial LLC (holding company) since 2006; President and CEO of Blue Dolphin Energy Company since 2012; private investor for the past five years.	Salient Private Access Funds (4); The Endowment PMF Funds (3)

Salient Alternative Strategies Funds (investment companies) (two funds) 2010-2016; Salient MF Trust (investment company) (four funds) since 2012; Salient Midstream & MLP Fund (investment company) since 2012; LRR Energy, L.P. (energy company) since 2014. Blue Dolphin Energy

Company (BDCO)

(energy company), since 2014.

SALIENT PRIVATE ACCESS REGISTERED FUND, L.P.
(A Limited Partnership)

Supplemental Information, continued
December 31, 2016
(Unaudited)

Name and Year of Birth	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Dr. Bernard Harris Year of birth: 1956	Director (Since 2009)

Chief Executive Officer and Managing Partner, Vesalius Ventures, Inc (venture investing), since 2002; President of The Space Agency (marketing), since 1999; President of The Harris Foundation (non-profit), since 1998; clinical scientist, flight surgeon and astronaut for NASA, 1986 to 1996.

Salient Private Access Funds (4)

Salient Alternative Strategies Funds (investment companies) (two funds) 2010-2016; Salient MF Trust (investment company) (four funds) since 2012; Salient Midstream & MLP Fund (investment company) since 2012; Babson funds (three) since 2011; Greater Houston Community Foundation, 2004- 2009; Monebo Technologies Inc., since 2009; The National Math and Science Initiative, and Space Agency, since 2008; Communities in Schools, since 2007; American Telemedicine Association, since 2007; U.S. Physical Therapy, Inc., since 2005; Houston Technology Center, since 2004; Houston Angel Network, since 2004; The Harris Foundation, Inc., since 1998.

Richard C. Johnson Year of birth: 1937	Director (Since 2004)	Senior Counsel (retired) for Baker Botts LLP (law firm) since 2002; Managing Partner, Baker Botts, 1998 to 2002; practiced law at Baker Botts, 1966 to 2002 (1972 to 2002 as a partner).	Salient Private Access Funds (4); The Endowment PMF Funds (3)

Salient Alternative Strategies Funds (investment companies) (two funds) 2010-2016; Salient MF Trust (investment company) (four funds) since 2012; Salient Midstream & MLP Fund (investment company) since 2012.

SALIENT PRIVATE ACCESS REGISTERED FUND, L.P.
(A Limited Partnership)

Supplemental Information, continued
December 31, 2016
(Unaudited)

Name and Year of Birth	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
G. Edward Powell Year of birth: 1936	Director (Since 2004)	Principal of Mills & Stowell (private equity) since 2002. Managing Partner, PriceWaterhouse & Co. (Houston Office, 1982 to 1994).	Salient Private Access Funds (4); The Endowment PMF Funds (3)

Salient Alternative Strategies Funds (investment companies) (two funds) 2010-2016; Salient MF Trust (investment company) (four funds) since 2012; Salient Midstream & MLP Fund (investment company) since 2012; Energy Services International, Inc., since 2004; Therapy Track, LLC, since 2009; Global Water Technologies, Inc.; Datavox Holdings, Inc.; Energy Services International, Inc., 2004 to 2013.

Scott E. Schwinger Year of birth: 1965	Director (Since 2004)	President, The McNair Group (management), since 2006; Senior Vice President and Chief Financial Officer, the Houston Texans (professional football team) (1999).	Salient Private Access Funds (4); The Endowment PMF Funds (3)

Salient Alternative Strategies Funds (investment companies) (two funds) 2010-2016; Salient MF Trust (investment company) (four funds) since 2012; Salient Midstream & MLP Fund (investment company) since 2012; The Make-A-Wish Foundation, since 2008.

SALIENT PRIVATE ACCESS REGISTERED FUND, L.P.
(A Limited Partnership)

Supplemental Information, continued
December 31, 2016
(Unaudited)

Officers of the Fund Who Are Not Directors

Name and Year of Birth	Position(s) Held with the Fund	Principal Occupation(s) During the Past 5 Years
Paul Bachtold Year of birth: 1973	Chief Compliance Officer (“CCO”) (Since 2010)	CCO, Salient (since 2010); Consultant, Chicago Investment Group (compliance consulting), 2009-2010; US Compliance Manager, Barclays Global Investors, 2005-2008.
Christopher R. Arnold Year of birth: 1977	Treasurer; Principal Financial Officer (Since 2015)	Director of Fund Accounting, Salient (since 2010); Audit Manager, PricewaterhouseCoopers, LLP 2002-2009
Jeremy Radcliffe Year of birth: 1974	Secretary (Since 2013)	Managing Director of Salient, since 2002.

Allocation of Investments

The following chart indicates the allocation of investments among the asset classes in the Master Fund as of December 31, 2016.

Asset Class[1]	Fair Value	%
Energy	$32,780,449	10.61
Event-Driven	11,498,858	3.72
Financials	1,157,466	0.38
Food Technology	399,995	0.13
Global Macro and Trading	38,805,298	12.56
Private Equity	127,622,465	41.32
Professional Services	420,364	0.14
Real Estate	17,398,726	5.63
Relative Value	78,786,442	25.51
Total Investments	$308,870,063	100.00

1	The complete list of investments included in the following asset class categories is included in the Schedule of Investments of the Master Fund.

SALIENT PRIVATE ACCESS REGISTERED FUND, L.P.
(A Limited Partnership)

Supplemental Information, continued
December 31, 2016
(Unaudited)

Form N-Q Filings

The Registered Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Registered Fund’s Form N-Q is available on the Securities and Exchange Commission website at http://www.sec.gov. The Registered Fund’s Form N-Q may be reviewed and copied at the Securities and Exchange Commission Public Reference Room in Washington, DC and information regarding operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Policies

A description of the policies and procedures that the Registered Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-725-9456; and (ii) on the Securities and Exchange Commission website at http://www.sec.gov.

Information regarding how the Registered Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-800-725-9456; and (ii) on the Securities and Exchange Commission website at http://www.sec.gov.

Additional Information

The Registered Fund’s private placement memorandum (the “PPM”) includes additional information about Directors of the Registered Fund. The PPM is available, without charge, upon request by calling 1-800-725-9456.

SALIENT PRIVATE ACCESS REGISTERED FUND, L.P.
(A Limited Partnership)

Privacy Policy (Unaudited)

The Registered Fund recognizes the importance of securing personal financial information. It is our policy to safeguard any personal and financial information that may be entrusted to us. The following is a description of the Registered Fund’s policy regarding disclosure of nonpublic personal information.

We collect nonpublic personal information as follows:

We collect information about our investors, including, but not limited to, the investor’s name, address, telephone number, e-mail address, social security number and date of birth. We collect that information from subscription agreements, other forms of correspondence that we receive from investors, from personal conversations and from affiliated entities as permitted by law.

We receive information about investor transactions with us, including, but not limited to, account number, account balance, investment amounts, withdrawal amounts and other financial information.

We are permitted by law to disclose nonpublic information we collect, as described above, to the Registered Fund’s service providers, including the Registered Fund’s investment adviser, sub-advisers, servicing agent, independent administrator, custodian, legal counsel, accountant and auditor. We do not disclose any nonpublic information about our current or former investors to nonaffiliated third parties, except as required or permitted by law. We restrict access to investor nonpublic personal information to those persons who require such information to provide products or services to investors. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard investors’ nonpublic personal information.

If an investor’s investment relationship with the Registered Fund involves a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of such investor’s financial intermediary would govern how any nonpublic personal information would be shared by them with nonaffiliated third parties.

Salient

Private Access Fund

Salient Private Access Master Fund, L.P.

Shareholder Report

December 31, 2016

Report of Independent Registered Public Accounting Firm

The Partners and Board of Directors
Salient Private Access Master Fund, L.P.:

We have audited the accompanying statement of assets, liabilities and partners’ capital of Salient Private Access Master Fund, L.P. (formerly known as The Endowment Master Fund, L.P., the “Master Fund”), including the schedule of investments, as of December 31, 2016, and the related statements of operations and cash flows for the year then ended, the statements of changes in partners’ capital for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Master Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with custodians, brokers or investees, or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Master Fund as of December 31, 2016, the results of its operations and its cash flows for the year then ended, the changes in its partners’ capital for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio
February 28, 2017

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Statement of Assets, Liabilities and Partners’ Capital
December 31, 2016

Assets
Investments in Investment Funds, at fair value (cost $281,714,106)	$292,048,707
Investments in affiliated Investment Funds, at fair value ($25,733,770)	14,843,531
Investments in securities, at fair value ($2,851,637)	1,977,825
Total investments	308,870,063
Cash and cash equivalents	7,303,761
Deposits at brokers for swaps	2,571,059
Interest and dividends receivable	2,696
Foreign currency, at value (Cost $61,107)	61,714
Receivable from investments sold	9,680,520
Offshore withholding tax receivable	255,535
Unrealized gain on swap agreements	106,311
Prepaids and other assets	8,076
Total assets	328,859,735
Liabilities and Partners’ Capital
Withdrawals payable	5,765,000
Payable for investments purchased	471,472
Credit facility	36,000,000
Investment Management Fees payable	725,259
Payable to affiliate	133,533
Offshore withholding tax payable	182,839
Unrealized loss on swap agreements	185,661
Administration fees payable	28,965
Payable to Adviser	100,000
Payable to Directors	25,879
Accounts payable and accrued expenses	232,058
Total liabilities	43,850,666
Partners’ capital	285,009,069
Total liabilities and partners’ capital	$328,859,735

See accompanying notes to financial statements.

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Schedule of Investments
December 31, 2016

	Shares	Fair Value	% of Partners’ Capital
Investments in Investment Funds
Limited Partnerships, Exempted Limited Partnerships and Limited Liability Companies
Cayman Islands
Energy (1.86% of Partners’ Capital)
Sentient Global Resources Fund III, L.P.		$3,406,403
Sentient Global Resources Fund IV, L.P.		1,881,166
Global Macro and Trading (5.40% of Partners’ Capital)
CCP Core Macro Fund LP- Class Newton USD		9,816,377
Cumulus Energy Fund, LP	8,473	5,583,769
Private Equity (14.59% of Partners’ Capital)
ABRY Advanced Securities Fund, L.P.		35,547
CX Partners Fund Ltd. (1)		4,350,968
Gavea Investment Fund II A, L.P.		33,201
Gavea Investment Fund III A, L.P.		396,695
Hillcrest Fund, L.P. (1)		559,494
India Asset Recovery Fund L.P.		18,594
J.C. Flowers III L.P. (1)		2,543,147
LC Fund IV, L.P. (1)		4,468,700
New Horizon Capital III, L.P. (1)		3,193,056
Northstar Equity Partners III (1)		1,274,821
Orchid Asia IV, L.P. (1)		676,758
Reservoir Capital Partners (Cayman), L.P. (1)		1,078,845
Tiger Global Private Investment Partners IV, L.P. (1)		1,232,283
Tiger Global Private Investment Partners V, L.P.		2,466,870
Tiger Global Private Investment Partners VI, L.P. (1)		1,485,370
Trustbridge Partners II, L.P. (1)		2,964,456
Trustbridge Partners III, L.P.		6,041,983
Trustbridge Partners IV, L.P. (1)		3,744,789
Trustbridge Partners V, L.P.		5,008,925
Real Estate (0.61% of Partners’ Capital)
Forum European Realty Income III, L.P. (1)		872,011
Phoenix Asia Real Estate Investments II, L.P. (1)		873,864
Total Cayman Islands		64,008,092
Guernsey
Private Equity (0.36% of Partners’ Capital)
Mid Europa Fund III LP		1,012,042
Total Guernsey		1,012,042

See accompanying notes to financial statements.

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Schedule of Investments, continued
December 31, 2016

	Shares	Fair Value	% of Partners’ Capital
Limited Partnerships, Exempted Limited Partnerships and Limited Liability Companies (continued)
Republic of Mauritius
Real Estate (0.74% of Partners’ Capital)
ORBIS Real Estate Fund I (2)		$2,116,097
Total Republic of Mauritius		2,116,097
United Kingdom
Private Equity (1.02% of Partners’ Capital)
Darwin Private Equity I L.P. (1)		444,397
Sovereign Capital Limited Partnership III (1)		2,467,505
Real Estate (0.25% of Partners’ Capital)
Benson Elliot Real Estate Partners II, L.P.		150,687
Patron Capital, L.P. II		47,065
Patron Capital, L.P. III		526,953
Total United Kingdom		3,636,607
United States
Energy (9.59% of Partners’ Capital)
ArcLight Energy Partners Fund IV, L.P. (1)		293,016
ArcLight Energy Partners Fund V, L.P. (1)		968,799
CamCap Resources, L.P.		2,394
EIV Capital Fund II, LP		360,760
EMG AE Permian Co-Investment, LP		1,761,230
EnCap Energy Capital Fund VII-B LP (1)		250,135
EnCap Energy Infrastructure TE Feeder, L.P. (1)		431,802
Energy & Minerals Group Fund II, L.P. (1)		2,915,817
Intervale Capital Fund, L.P.		572,952
Merit Energy Partners G, L.P.		2,994,048
Midstream & Resources Follow-On Fund, L.P. (1)		2,848,523
NGP Energy Technology Partners II, L.P. (1)		725,141
NGP IX Offshore Fund, L.P. (1)		712,724
NGP Midstream & Resources, L.P. (1)		1,876,190
Quantum Parallel Partners V, LP		8,615,000
Tenaska Power Fund II-A, L.P.		270,590
Tocqueville Gold Partners, L.P.		24,040
Vortus Investments, LP		1,707,174
Event-Driven (4.03% of Partners’ Capital)
BDCM Partners I, L.P. (1)		3,285,124
Credit Distressed Blue Line Fund, L.P. (2)		1,813,374
Fortelus Special Situations Fund LP		759,795
Harbinger Capital Partners Fund I, L.P. (2)		3,375,696

See accompanying notes to financial statements.

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Schedule of Investments, continued
December 31, 2016

	Shares	Fair Value	% of Partners’ Capital
Limited Partnerships, Exempted Limited Partnerships and Limited Liability Companies (continued)
United States (continued)
Event-Driven (4.03% of Partners’ Capital) (continued)
Harbinger Capital Partners Fund II, L.P.		$349,442
Harbinger Capital Partners Special Situations Fund, L.P.		378,639
Harbinger Class L Holdings (U.S.), LLC		27,095
Harbinger Class LS Holdings I (U.S.) Trust (2)	592	1,083,086
Harbinger Class PE Holdings (U.S.) Trust	1	347,082
Prospect Harbor Credit Partners LP		79,525
Global Macro and Trading (8.21% of Partners’ Capital)
D.E. Shaw Heliant Fund, LLC		10,944,154
Kepos Alpha Fund LP		12,458,831
Passport Global Strategies III Ltd.	115	2,167
Private Equity (28.71% of Partners’ Capital)
Accel-KKR Capital Partners III, LP (1)		2,270,731
Advent Latin American Private Equity Fund IV-F L.P.		475,583
Advent Latin American Private Equity Fund V-F L.P.		2,005,492
Armadillo Litigation Finance II (1)		2,230,501
Artis Bracket Computing SPV, L.P.		146,585
Artis Juicy SPV, L.P.		443,905
Artis Ventures II, L.P.		3,060,757
Audax Mezzanine Fund II, L.P. (1)		222,582
Aviator Capital Mid-Life Us Feeder Fund, LP		1,250,770
BDCM Opportunity Fund II, L.P. (1)		1,665,789
Black River Commodity Multi-Strategy Fund LLC		3,231
BLC Secured Credit Partners II		1,878,863
BLC Secured Credit Partners LLC - Series 14-3C		1,010,879
Capital Royalty Partners LP		171,833
Catterton Growth Partners, L.P.		1,881,158
Chrysalis Ventures III, L.P.		301,430
Column Group II, LP		5,004,000
Column Group III, LP		262,000
Crestline Opportunities Fund III, LLC (1)		1,613,726
Crosslink Crossover Fund IV, L.P.		72,739
Crosslink Crossover Fund V, L.P.		465,347
Crosslink Crossover Fund VI, L.P.		3,364,340
Dace Ventures I, LP		178,321
Fairhaven Capital Partners, L.P.		1,983,636
Founders Fund III, LP		4,254,375
Founders Fund IV, LP		4,371,967

See accompanying notes to financial statements.

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Schedule of Investments, continued
December 31, 2016

	Shares	Fair Value	% of Partners’ Capital
Limited Partnerships, Exempted Limited Partnerships and Limited Liability Companies (continued)
United States (continued)
Private Equity (28.71% of Partners’ Capital) (continued)
Freedom Participation Partners I, LLC		$2,085,865
Garrison Opportunity Fund II A LLC		760,715
Garrison Opportunity Fund LLC		345,446
HealthCor Partners Fund, L.P.		1,282,133
Highland Credit Strategies Liquidation Vehicle Onshore		40,507
ILS Property & Casualty Master Fund Ltd.		2,959,397
Ithan Creek Partners, L.P.		225,428
Kayne Anderson Real Estate Debt, L.P. (1)		2,164,409
L-R Global Partners, L.P.		62,759
MatlinPatterson Global Opportunities Partners III L.P.		1,580,186
Middle East North Africa Opportunities Fund, L.P. (2)	728	56,170
Monomoy Capital Partners II, L.P.		1,215,237
Monomoy Capital Partners, L.P.		152,645
Pine Brook Capital Partners, L.P. (1)		2,178,252
Pinto America Growth Fund, L.P.		340,411
Private Equity Investment Fund V, L.P. (1)		3,298,858
Saints Capital VI, L.P. (1)		1,089,485
Sanderling Venture Partners VI Co-Investment Fund, L.P.		160,354
Sanderling Venture Partners VI, L.P.		128,477
Sterling Capital Partners II, L.P.		86,251
Sterling Group Partners II, L.P.		1,165
Sterling Group Partners III, L.P.		2,655,845
Strategic Value Global Opportunities Fund I-A, L.P.		201,118
Strattam Capital Investment Fund, L.P. (1)		3,945,519
TAEF Fund, LLC		400,946
Tenaya Capital V, LP		704,000
Tenaya Capital VI, LP		1,290,000
The Column Group, LP		2,420,000
The Raptor Private Holdings L.P.	222	102,332
Triangle Peak Partners II Annex Fund, LP (1)		2,388,885
Trivest Fund IV, L.P. (1)		2,074,717
Tuckerbrook SB Global Distressed Fund I, L.P.		539,508
Valiant Capital Partners LP		574,253
VCFA Private Equity Partners IV, L.P.		79,317
VCFA Venture Partners V, L.P.		711,252
Vortus NPR Co-investment		314,880
Voyager Capital Fund III, L.P.		463,290
WestView Capital Partners II, L.P.		2,133,514

See accompanying notes to financial statements.

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Schedule of Investments, continued
December 31, 2016

	Shares	Fair Value	% of Partners’ Capital
Limited Partnerships, Exempted Limited Partnerships and Limited Liability Companies (continued)
United States (continued)
Real Estate (4.47% of Partners’ Capital)
Aslan Realty Partners III, L.L.C.		$22,315
Cypress Realty VI Limited Partnership		726,632
Florida Real Estate Value Fund, L.P. (1)		397,320
GTIS Brazil Real Estate Fund (Brazilian Real) LP		2,624,863
Lone Star Real Estate Fund II (U.S.), L.P.		260,787
Monsoon Infrastructure & Realty Co-Invest, L.P.		2,418,126
Northwood Real Estate Co-Investors LP (1)		677,039
Northwood Real Estate Partners LP (1)		1,971,189
Parmenter Realty Fund IV, L.P. (1)		926,471
Pearlmark Mezzanine Realty Partners III, L.L.C. (1)		579,400
Pennybacker II, LP (1)		130,486
SBC Latin America Housing US Fund, LP		1,420,393
Square Mile Partners III LP (1)		591,794
Relative Value (27.46% of Partners’ Capital)
CIFC SSC Loan Fund, L.P.		16,004,531
Citadel Wellington LLC		19,997,195
Eton Park Fund, L.P.		161,742
King Street Capital, L.P.		157,848
Magnetar Capital Fund LP		207,638
Magnetar SPV LLC		22,356
Millennium USA LP		27,054,151
Napier Park IG Muni First Loss Fund, LP (3)		3,250,000
OZ Asia Domestic Partners, LP		178,152
PIPE Equity Partners, LLC (2)		670,812
PIPE Select Fund, LLC (2)		2,478,296
Stark Investments Ltd Partnership (1)		7,408
Stark Select Asset Fund, LLC		177,055
STS Partners Fund, LP		7,890,774
Total United States		235,043,184
Total Limited Partnerships, Exempted Limited Partnerships and Limited Liability Companies		305,816,022	107.30%

See accompanying notes to financial statements.

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Schedule of Investments, continued
December 31, 2016

	Shares	Fair Value	% of Partners’ Capital
Passive Foreign Investment Companies
Cayman Companies Limited by Shares, Exempted Companies and Limited Liability Companies
Energy (0.06% of Partners’ Capital)
Ospraie Special Opportunities (Offshore) Ltd.		$162,545
Private Equity (0.11% of Partners’ Capital)
Q China Holdings Ltd.	1,052	108,950
Q India Holdings Ltd.	2,429	177,440
Quorum Fund Ltd.	1,608	33,563
Relative Value (0.18% of Partners’ Capital)
CRC Credit Fund Ltd.	8,613	528,484
Total Cayman Companies Limited by Shares, Exempted Companies and Limited Liability Companies		1,010,982
Total Passive Foreign Investment Companies		1,010,982	0.35%
Private Corporations
United States
Real Estate (0.02% of Partners’ Capital)
Legacy Partners Realty Fund II, Inc.	1,482	37,983
Legacy Partners Realty Fund III, Inc.	10,567	26,264
Net Lease Private REIT VI, Inc.		987
Total Private Corporations		65,234	0.02%
Total Investments in Investment Funds (Cost $307,447,876)		306,892,238	107.67%
Investments in Securities
Common Stocks
United States
Financials (0.41% of Partners’ Capital)
Ellington Financial LLC (1)	74,579	1,157,466
Total Common Stocks		1,157,466	0.41%
Preferred Stocks
United States
Food Technology (0.10% of Partners’ Capital)
Credible Inc., Series A Preferred Stock	19,842	299,995
Professional Services (0.15% of Partners’ Capital)
Hired, Inc., Series C Preferred Stock	78,280	420,364
Total Preferred Stocks		720,359	0.25%
Total Investments in Securities (Cost $2,051,637)		1,877,825	0.66%

See accompanying notes to financial statements.

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Schedule of Investments, continued
December 31, 2016

	Shares	Fair Value	% of Partners’ Capital
Purchase Agreements
Convertible Note Purchase Agreements
United States
Healthcare (0.00% of Partners’ Capital)
Nuclea Biotechnologies, Inc. (4)		$—
Food Technology (0.04% of Partners’ Capital)
Credible, Inc.		100,000
Total Purchase Agreements (Cost $800,000)		100,000	0.04%
Total Investments (Cost $310,299,513)		$308,870,063	108.37%

The Master Fund’s total outstanding capital commitments to Investment Funds as of December 31, 2016 were $46,605,929 For certain Investment Funds for which the Master Fund has a capital commitment, the Master Fund may be allocated its pro-rata share of expenses prior to having to fund a capital call for such expenses.

All Investment Funds and securities are non-income producing unless noted otherwise.

(1)	Income producing investment
(2)	Affiliated investments (See Note 5b)
(3)	Affiliated investments for which ownership exceeds 25% of the Investment Fund’s Capital (See Note 5b)
(4)

Security exempt from registration under Rule 144A of the Securities Act of 1933. The Security may be sold in transactions exempt from registration, normally to qualified institutional buyers. (See Note 2l)

Total Return Swap Agreements:

Underlying Investment	Counterparty	Maturity Date	Notional Amount at Value	Unrealized Gain (Loss)
Lyxor Swap	Societe Generale	7/21/2017	$10,608,252	$106,311

Credit Default Swap Agreements:

Underlying Investment	Counterparty	Maturity Date	Notional Amount at Value	Unrealized Gain (Loss)
iTraxx Swap	Goldman Sachs	12/20/2021	€50,000,000	$(185,661)

See accompanying notes to financial statements.

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Statement of Operations
Year Ended December 31, 2016

Investment income:
Dividend income (net of foreign tax withholding of $367,112)	$2,307,349
Interest income	1,085,449
Other Income	2,976
Total investment income	3,395,774
Expenses:
Investment Management Fees	2,991,427
Administration fees	179,622
Consulting fees	82,541
Custodian fees	66,987
Directors fees	101,508
Interest expense	1,201,792
Other expenses	515,948
Total expenses	5,139,825
Net investment loss	(1,744,051)
Net realized and unrealized gain (loss):
Net realized gain from investments and foreign currency translations	20,160,842
Net realized gain from swap agreements	223,621
Change in unrealized appreciation/depreciation	(21,214,326)
Net realized and unrealized loss	(829,863)
Net decrease in partners’ capital resulting from operations	$(2,573,914)

See accompanying notes to financial statements.

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Statements of Changes in Partners’ Capital
Years Ended December 31, 2015 and 2016

Partners’ capital at December 31, 2014	$319,160,197
Contributions	261,351
Withdrawals	(13,732,227)
Net increase in partners’ capital resulting from operations:
Net investment loss	(949,993)
Net realized gain from investments and foreign currency translations	22,172,807
Net realized gain from redemptions in-kind	196,190
Net realized loss from affiliated Investment Funds	(155,295)
Change in unrealized appreciation/depreciation	(11,950,398)
Net increase in partners’ capital resulting from operations	9,313,311
Partners’ capital at December 31, 2015	$315,002,632
Contributions	3,688,888
Withdrawals	(31,108,537)
Net decrease in partners’ capital resulting from operations:
Net investment loss	(1,744,051)
Net realized gain from investments and foreign currency translations	20,160,842
Net realized gain from swap agreements	223,621
Change in unrealized appreciation/depreciation	(21,214,326)
Net decrease in partners’ capital resulting from operations	(2,573,914)
Partners’ capital at December 31, 2016	$285,009,069

See accompanying notes to financial statements.

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Statement of Cash Flows
Year Ended December 31, 2016

Cash flows from operating activities:
Net decrease in partners’ capital resulting from operations	$(2,573,914)
Adjustments to reconcile net decrease in partners’ capital resulting from operations to net cash provided by operating activities:
Purchases of investments	(57,971,882)
Proceeds from disposition of investments	78,799,112
Net realized gain from investments and foreign currency translations	(20,160,842)
Net realized gain from swap agreements	(223,621)
Change in unrealized appreciation/depreciation from investments and foreign currency translations	21,122,670
Change in unrealized appreciation/depreciation from swap agreements	91,656
Change in operating assets and liabilities:
Deposits at brokers for swaps	(2,571,059)
Advanced contributions to Investment Funds	3,250,000
Interest and dividends receivable	(2,696)
Foreign currency, at value	(61,714)
Receivable from investments sold	(8,704,913)
Offshore withholding tax receivable	1,267,633
Prepaids and other assets	5,863
Payable for investments purchased	471,472
Investment Management Fees payable	(67,575)
Offshore withholding tax payable	(93,748)
Administration fees payable	(18,661)
Payable to Directors	(2,498)
Accounts payable and accrued expenses	(304,734)
Net cash provided by operating activities	12,250,549
Cash flows from financing activities:
Borrowings on credit facility	10,306
Contributions	3,688,888
Withdrawals	(28,571,338)
Net cash used in financing activities	(24,872,144)
Effect of exchange rate changes in cash	9,222
Net change in cash and cash equivalents	(12,612,373)
Cash and cash equivalents at beginning of year	19,916,134
Cash and cash equivalents at end of year	$7,303,761
Supplemental schedule of cash activity:
Cash paid for offshore withholding taxes	$349,283
Cash paid for interest	1,201,792

See accompanying notes to financial statements.

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Notes to Financial Statements
December 31, 2016

(1)	ORGANIZATION

The Salient Private Access Master Fund, L.P. (formerly known as The Endowment Master Fund, L.P., the “Master Fund”), a Delaware limited partnership, commenced operations on April 1, 2003. The Master Fund operated as an unregistered investment vehicle until March 10, 2004, at which time it registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Master Fund is the master fund in a master-feeder structure in which there are currently seven feeder funds.

The Master Fund’s investment objective is to preserve capital and to generate consistent long-term appreciation and returns across a market cycle (which is estimated to be five to seven years). The Master Fund is primarily a “fund of funds” which pursues its investment objective by investing its assets in a variety of investment vehicles including, but not limited to, limited partnerships, limited liability companies, hedge funds, offshore corporations and other foreign investment vehicles (collectively, the “Investment Funds”), registered investment companies (including exchange-traded funds) and direct investments in marketable securities and derivative instruments. The Investment Funds are managed by a carefully selected group of investment managers, identified by the Adviser, as hereinafter defined. The various styles and strategies employed by the Investment Funds and supplemented by the Master Fund’s direct investments, serve to achieve a portfolio that is broadly allocated.

The Endowment Fund GP, L.P., a Delaware limited partnership, serves as the general partner of the Master Fund (the “General Partner”). To the fullest extent permitted by applicable law, the General Partner has irrevocably delegated to a board of directors (the “Board” and each member a “Director”) its rights and powers to monitor and oversee the business affairs of the Master Fund, including the complete and exclusive authority to oversee and establish policies regarding the management, conduct, and operation of the Master Fund’s business. A majority of the members of the Board are independent of the General Partner and its management. To the extent permitted by applicable law, the Board may delegate any of its rights, powers and authority to, among others, the officers of the Master Fund, the Adviser, as hereinafter defined, or any committee of the Board.

The Board is authorized to engage an investment adviser, and pursuant to an investment management agreement, (the “Investment Management Agreement”), it has selected Endowment Advisers, L.P. (the “Adviser”), to manage the Master Fund’s portfolio and operations. The Adviser is a Delaware limited partnership that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Under the Investment Management Agreement, the Adviser is responsible for the establishment of an investment committee (the “Investment Committee”), which is responsible for developing, implementing, and supervising the Master Fund’s investment program subject to the ultimate supervision of the Board.

Under the Master Fund’s organizational documents, the Master Fund’s Directors and officers are indemnified against certain liabilities arising out of the performance of their duties to the Master Fund. In the normal course of business, the Master Fund enters into contracts with service providers, which also provide for indemnifications by the Master Fund. The Master Fund’s maximum exposure under these arrangements is unknown, as this would involve any future potential claims that may be made against the Master Fund. However, based on experience, the General Partner expects that risk of loss to be remote.

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Notes to Financial Statements, continued
December 31, 2016

(2)	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRACTICES

(a)	BASIS OF ACCOUNTING

The accounting and reporting policies of the Master Fund conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The accompanying financial statements reflect the financial position of the Master Fund and the results of its operations. The Master Fund is an investment company that follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”.

(b)	CASH EQUIVALENTS

The Master Fund considers all unpledged temporary cash investments with a maturity date at the time of purchase of three months or less to be cash equivalents.

(c)	INVESTMENT SECURITIES TRANSACTIONS

The Master Fund records investment transactions on a trade-date basis.

Investments that are held by the Master Fund, including those that have been sold short, are marked to fair value at the date of the financial statements, and the corresponding change in unrealized appreciation/ depreciation is included in the Statement of Operations.

Dividend income is recorded on the ex-dividend date. Other investment fund distributions are recorded based on the detail provided with the distribution notice, as applicable. Realized gains or losses on the disposition of investments are accounted for based on the first in first out method.

(d)	INVESTMENT VALUATION

The valuation of the Master Fund’s investments is determined as of the close of business at the end of each reporting period, generally monthly. The valuation of the Master Fund’s investments is calculated by UMB Fund Services, Inc., the Master Fund’s independent administrator (the “Administrator”).

The Board has formed a valuation committee (the “Board Valuation Committee”) that is responsible for overseeing the Master Fund’s valuation policies, making recommendations to the Board on valuation-related matters, and overseeing implementation by the Adviser of such valuation policies.

The Board has authorized the Adviser to establish a valuation committee of the Adviser (the “Adviser Valuation Committee”). The Adviser Valuation Committee’s function, subject to the oversight of the Board Valuation Committee and the Board, is generally to review valuation methodologies, valuation determinations, and any information provided to the Adviser Valuation Committee by the Adviser or the Administrator.

The Master Fund is not able to obtain complete underlying investment holding details on each of the Investment Funds in order to determine if the Master Fund’s proportional, aggregated, indirect share of any investments held by the Investment Funds exceeds 5% of partners’ capital of the Master Fund as of December 31, 2016.

Investments held by the Master Fund are valued as follows:

●

INVESTMENT FUNDS—Investments in Investment Funds that do not have a readily determinable fair value are carried at fair value, using the net asset value (the “NAV”) as a practical expedient, as provided to the Administrator by the investment managers of such Investment Funds or the administrators of

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Notes to Financial Statements, continued
December 31, 2016

such Investment Funds. These Investment Funds value their underlying investments in accordance with policies established by such Investment Funds. Prior to investing in any Investment Fund, the Adviser Valuation Committee, as part of the due diligence process, conducts a review of the valuation methodologies employed by the Investment Fund to determine whether such methods are appropriate for the asset types. All of the Master Fund’s valuations utilize financial information supplied by each Investment Fund and are net of management and estimated performance incentive fees or allocations payable to the Investment Funds’ managers pursuant to the Investment Funds’ agreements. Generally, Investment Funds in which the Master Fund invests will use market value when available, and otherwise will use principles of fair value applied in good faith. The Adviser Valuation Committee will consider whether it is appropriate, in light of the relevant circumstances, to value shares at NAV as reported by an Investment Fund for valuation purposes, or whether to adjust such reported value to reflect an adjusted fair value. Because of the inherent uncertainty of valuation, fair value may differ significantly from the value that would have been used had readily available markets for the investments in Investment Funds existed. The Master Fund’s investments in Investment Funds are subject to the terms and conditions of the respective operating agreements and offering memoranda of such Investment Funds.

●

SECURITIES LISTED ON A SECURITIES EXCHANGE OR OVER-THE-COUNTER EXCHANGES—In general, the Master Fund values these securities at their last sales price on the exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Master Fund uses the price from the exchange that it considers to be the principal exchange on which the security is traded. If there have been no sales for that day on the exchange where the security is principally traded, then the price of the security will be valued at the mean between the closing bid and ask prices on the valuation date. In these situations, valuations are typically categorized as Level 1 in the fair value hierarchy. Securities traded on a foreign securities exchange will generally be valued at their closing prices on the exchange where such securities are primarily traded, and translated into U.S. dollars at the current exchange rate. If an event occurred between the close of the foreign exchange and the valuation date of the Master Fund’s NAV that would materially affect the value of the security and the NAV of the Master Fund, the value of such security and the NAV of the Master Fund will be adjusted to reflect the change in the estimated value of the security. Such fair valued securities are typically categorized as Level 2 in the fair value hierarchy, based upon the inputs used to value the securities.

●

DERIVATIVES—Exchange traded futures contracts are valued using quoted final settlement prices from the national exchange on which they are principally traded and are typically categorized as Level 1 in the fair value hierarchy. If no such sales price is reported by such exchange on the valuation date, the Adviser Valuation Committee will determine the fair value in good faith using information that is available at such time. Such fair valued investments are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

Options that are listed on a securities exchange are generally valued on the valuation date at the closing mid of posted market on the exchange on which they are listed and are typically categorized as Level 1 in fair value hierarchy. If on the valuation date the primary exchange is closed, the prior day price will be used. If no such price is reported, the fair value of such options will be determined in good faith using industry standard pricing models utilizing publicly available input information on the valuation date.

Such fair valued investments are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Notes to Financial Statements, continued
December 31, 2016

Options traded on an over-the-counter market are generally valued using the midpoint of the closing bid and ask price provided by an independent pricing service. If a quotation is not available from the independent pricing service, the price is obtained from a broker (typically the counterparty to the option) on the valuation date. If no such price is available on the valuation date, the Adviser Valuation Committee in conjunction with the Administrator will determine the fair value of such options in good faith using information that is available at such time. Such fair valued options are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

Non exchange-traded derivatives, such as swap agreements, are valued based on procedures approved by the Board and are typically categorized as Level 2 in the fair value hierarchy. Credit default swaps and total return swaps are generally fair valued using evaluated quotes provided by an independent pricing service. If a quotation is not available from the independent pricing service, the price is obtained from a broker (typically the counterparty to the swap agreement) on the valuation date.

Forward foreign currency exchange contracts are valued at prices supplied by an approved Pricing Vendor. The Pricing Vendor will consider spot and forward market prices and various other relevant factors in determining the fair values. Such valuations are provided by a pricing service approved by the Board, and are typically categorized as Level 2 in the fair value hierarchy.

●

OTHER—Investments in open-end registered investment companies (“RICs”) that do not trade on an exchange and in other investment companies that have a readily determinable fair value are valued at the end of day NAV per share and are categorized as Level 1 in the fair value hierarchy. Where no value is readily available from a RIC or other security, or where a value supplied by a RIC is deemed not to be indicative of the RIC’s value, the Adviser Valuation Committee and/or the Board Valuation Committee, in consultation with the Administrator or the Adviser, will determine, in good faith, the fair value of the RIC or other security. Such fair valued investments are typically categorized as Level 1 or Level 2 in the fair value hierarchy, based upon the inputs used to value the investments.

Fixed-income securities are valued according to prices as furnished by an independent pricing service or broker/dealer quotes and are typically categorized as Level 2 in the fair value hierarchy. Fixed-income securities maturing within a relatively short time frame may be valued at amortized cost, which approximates market value, and are typically categorized as Level 2 in the fair value hierarchy.

●

SECURITIES NOT ACTIVELY TRADED—The value of securities, derivatives or synthetic securities that are not actively traded on an exchange shall be determined by obtaining quotes from brokers that normally deal in such securities or by an unaffiliated pricing service that may use actual trade data or procedures using market indices, matrices, yield curves, specific trading characteristics of certain groups of securities, pricing models or a combination of these procedures pursuant to the valuation procedures approved by the Board. In each of these situations, valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

(e)	FOREIGN CURRENCY

The accounting records of the Master Fund are maintained in U.S. dollars. Foreign currency amounts and investments denominated in a foreign currency, if any, are translated into U.S. dollar amounts at current exchange rates on the valuation date. Purchases and sales of investments denominated in foreign currencies are translated into U.S. dollar amounts at the exchange rate on the respective dates of such transactions. The Master Fund does not segregate the results of operations resulting from changes in foreign exchange rates on investments from fluctuations

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Notes to Financial Statements, continued
December 31, 2016

arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currency translations reported in the accompanying Statement of Operations and Statement of Changes in Partners’ Capital.

(f)	DERIVATIVE INSTRUMENTS

All open derivative positions at period-end, if any, are presented in the Master Fund’s Schedules of Investments. The Investment Funds may have directly engaged in derivative transactions during the period. The following is a description of the derivative instruments the Master Fund utilizes as part of its investment strategy, including the primary underlying risk exposures related to each instrument type.

OPTIONS CONTRACTS—The Master Fund may invest in options contracts to speculate on the price movements of a financial instrument or for use as an economic hedge against certain positions held in the Master Fund’s portfolio. Options contracts purchased give the Master Fund the right, but not the obligation, to buy or sell the underlying instrument for a specified price upon exercise at any time during the option period. Options contracts written obligate the Master Fund to buy or sell the underlying instrument for a specified price upon exercise at any time during the option period. When the Master Fund writes an options contract, an amount equal to the premium received by the Master Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option contract written.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS—The Master Fund may enter into forward foreign currency exchange contracts in connection with its investment objective in order to gain more or less exposure to foreign currencies. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. The Master Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Master Fund remains subject to credit risk with respect to the amount it expects to receive from counterparties. However, the Master Fund has sought to mitigate these risks by generally requiring the posting of collateral at prearranged exposure levels to cover its exposure to the counterparty.

FUTURES CONTRACTS—The Master Fund may invest in futures contracts as part of its hedging strategy to manage exposure to interest rate, equity and market price movements, and commodity prices. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. The underlying asset is not physically delivered. Futures contracts are valued at their quoted daily settlement prices. Upon entering into a futures contract, the Master Fund is required to segregate liquid assets in accordance with the initial margin requirements of the clearinghouse to secure the Master Fund’s performance. The clearinghouse also requires daily settlement of variation margin representing changes in the value of each contract. Fluctuations in the value of the contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as net realized gain (loss) from futures contracts. The primary risks associated with the use of futures contracts are imperfect correlation between changes in fair values of the underlying assets and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty.

SWAP AGREEMENTS—The Master Fund may invest in swap agreements, primarily credit default and total return swap agreements, as a part of its hedging strategy to manage credit and market risks.

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Notes to Financial Statements, continued
December 31, 2016

A credit default swap agreement gives one party (the buyer) the right to recoup the economic value of a decline in the value of debt securities of the reference issuer if a credit event (a downgrade, bankruptcy or default) occurs. This value is obtained by delivering a debt security of the reference issuer to the party in return for a previously agreed upon payment from the other party (frequently, the par value of the debt security) or receipt of a net amount equal to the par value of the defaulted reference entity less its recovery value. The Master Fund is usually a net seller of credit default swap agreements.

The Master Fund as a seller of a credit default swap agreement would have the right to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default or other credit event by the reference issuer with respect to its debt obligations. In return, the Master Fund would receive from the counterparty a periodic stream of payments over the term of the agreement provided that no event of default or other credit event has occurred. If no default or other credit event occurs, the Master Fund would keep the stream of payments and would have no further obligations to the counterparty. As a seller, the Master Fund is subject to investment exposure on the notional amount of the swap agreement.

A total return swap agreement is a bilateral financial contract agreement where one party (the payer) agrees to pay the other (the receiver) the total return on a specified asset or index in exchange for a fixed or floating rate of return. A total return swap agreement allows the receiver or payer to derive the economic benefit of owning or having short exposure to an asset without owning or shorting the underlying asset directly. The receiver is entitled to the amount, if any, by which the notional amount of the total return swap agreement would have increased in value had it been invested in the particular instruments, plus an amount equal to any dividends or interest that would have been received on those instruments. In return, the payer is entitled to an amount equal to a fixed or floating rate of interest (e.g., a LIBOR based rate) on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such instruments, less any dividends or interest. The amounts to which each party is entitled are normally netted against each other, at periodic settlement dates, resulting in a single amount that is either due to or from each party.

In addition to being exposed to the credit risk of the underlying reference entity, swap agreements are subject to counterparty risk, market risk and interest rate risk. Swap agreements utilized by the Master Fund may not perform as expected. Risks may arise as a result of the failure of the counterparty to perform under the agreement. The loss incurred by the failure of a counterparty is generally limited to the market value and premium amounts recorded. The Master Fund considers the creditworthiness of each counterparty to a swap agreement in evaluating potential credit risk, and will not enter into any swap agreement unless the Adviser believes the counterparty to the transaction is creditworthy. Additionally, risks may arise from the unanticipated movements in interest rates or in the value of the underlying reference assets. The Master Fund may use various techniques to minimize credit risk including early termination or reset and payment. Collateral, in the form of cash, is held in broker segregated accounts for swap agreements.

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Notes to Financial Statements, continued
December 31, 2016

The following is a summary of the fair value of derivative instruments held directly by the Master Fund as of December 31, 2016, and where such derivatives are recorded:

	Assets	Liabilities
	Unrealized Gain on Swap Agreements	Unrealized Loss on Swap Agreements
Credit Risk Exposure:
Swap Agreements	$—	$118,206
Premiums paid on open Swap Agreements	$—	$67,455
Total	$—	$185,661

Equity Risk Exposure:
Swap Agreements	$106,311	$—

The following is a summary of the effect of derivative instruments on the Consolidated Statement of Operations for the year ended December 31, 2016:

	Net Realized Gain (Loss) from Derivative Instruments	Change in Unrealized Appreciation/ Depreciation from Derivative Instruments
Credit Risk Exposure:
Swap Agreements	$—	$(118,206)

Equity Risk Exposure:
Swap Agreements	$223,621	$94,005

As described above, the Master Fund utilized derivative instruments to achieve its investment objective during the year ended December 31, 2016. The Master Fund may enter into International Swap and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar agreements with its derivative contract counterparties whereby the Master Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. Under the ISDA Master Agreements in place at December 31, 2016, the Master Fund is subject to master netting agreements that allow for amounts owed between the Master Fund and the counterparty to be netted. The party that has the larger payable pays the excess of the larger amount over the smaller amount to the other party. The master netting agreements do not apply to amounts owed to or from different counterparties. At December 31, 2016, the Master Fund did not hold any derivatives that qualify for netting under the ISDA Master Agreements and therefore were presented on a gross basis in the financial statements.

As of December 31, 2016, the Master Fund had one total return swap agreement with Societe Generale as the counterparty with an unrealized gain of $106,311 and one credit default swap agreement with Goldman Sachs as the counterparty with an unrealized loss of $185,661 as presented in the Consolidated Statement of Assets, Liabilities, and Partners’ Capital.

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Notes to Financial Statements, continued
December 31, 2016

The following is a summary of the average monthly notional value of swap agreements in the Master Fund for the year ended December 31, 2016, as well as the notional value of swap agreements outstanding as of December 31, 2016:

	Average Monthly Notional Value	Notional Value Outstanding at December 31, 2016
Credit Default Swap Agreements	€50,000,000	€50,000,000
Total Return Swap Agreements	$4,453,403	$10,608,252

(g)	CFTC REGULATION

On August 13, 2013, the Commodity Futures Trading Commission (“CFTC”) adopted rules to harmonize conflicting Securities and Exchange Commission (the “SEC”) and CFTC disclosure, reporting and recordkeeping requirements for RICs that do not meet an exemption from the definition of commodity pool. The harmonization rules provide that the CFTC will accept the SEC’s disclosure, reporting, and recordkeeping regime as substituted compliance for substantially all of the otherwise applicable CFTC regulations as long as such investment companies meet the applicable SEC requirements.

Previously, in November 2012, the CFTC issued relief for fund of fund operators, including advisers to RIC’s, that may otherwise be required to register with the CFTC as commodity pool operators but do not have access to information from the investment funds in which they are invested in order to determine whether such registration is required. This relief delayed the registration date for such operators until the later of June 30, 2013 or six months from the date the CFTC issues revised guidance on the application of certain thresholds with respect to investments in commodities held by funds of funds. In December 2012, the Master Fund filed as required with the CFTC in order to claim this no-action relief, which was effective upon receipt of the filing. Although the CFTC now has adopted harmonization rules applicable to investment companies that are deemed to be commodity pools, the CFTC has not yet issued guidance on how funds of funds are to determine whether they are deemed to be commodity pools. As of December 31, 2016, the Master Fund is not considered a commodity pool and continues to rely on the fund of fund no-action relief.

(h)	INVESTMENT INCOME

For investments in securities, dividend income is recorded on the ex-dividend date, net of withholding taxes. Interest income is recorded as earned on the accrual basis and includes amortization of premiums or accretion of discounts.

(i)	FUND EXPENSES

Unless otherwise voluntarily or contractually assumed by the Adviser or another party, the Master Fund bears all expenses incurred in its business including, but not limited to, the following: all costs and expenses related to investment transactions and positions for the Master Fund’s account; legal fees; accounting, auditing and tax preparation fees; recordkeeping and custodial fees; costs of computing the Master Fund’s net asset value; fees for data and software providers; research expenses; costs of insurance; registration expenses; offering costs; expenses of meetings of partners; directors fees; all costs with respect to communications to partners; transfer taxes; offshore withholding taxes and taxes withheld on non-U.S. dividends; interest and commitment fees on loans and debit balances; and other types of expenses as may be approved from time to time by the Board.

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Notes to Financial Statements, continued
December 31, 2016

(j)	INCOME TAXES

The Master Fund is organized and operates as a limited partnership and is not subject to income taxes as a separate entity. Such taxes are the responsibility of the individual partners. Accordingly, no provision for income taxes has been made in the Master Fund’s financial statements. Investments in foreign securities may result in foreign taxes being withheld by the issuer of such securities. For U.S. offshore withholding tax, the Master Fund may serve as withholding agent for its offshore feeder funds.

For the current open tax years and for all major jurisdictions, management of the Master Fund has evaluated the tax positions taken or expected to be taken in the course of preparing the Master Fund’s tax returns to determine whether the tax positions will “more-likely-than-not” be sustained by the Master Fund upon challenge by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold and that would result in a tax benefit or expense to the Master Fund would be recorded as a tax benefit or expense in the current period.

For the year ended December 31, 2016, the Master Fund did not recognize any amounts for unrecognized tax benefit/expense. A reconciliation of unrecognized tax benefit/expense is not provided herein, as the beginning and ending amounts of unrecognized tax benefit/expense are zero, with no interim additions, reductions or settlements. Tax positions taken in tax years which remain open under the statute of limitations (generally three years for federal income tax purposes and four years for state income tax purposes) are subject to examination by federal and state tax jurisdictions.

(k)	USE OF ESTIMATES

The financial statements have been prepared in conformity with U.S. GAAP, which requires management to make estimates and assumptions relating to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results may differ from those estimates and such differences may be significant.

(l)	RESTRICTED SECURITIES

The Master Fund may invest a portion or all of the value of its assets in restricted securities and other investments that are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933 (the “Securities Act”) or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. These may include restricted securities that can be offered and sold only to “qualified institutional buyers” under Rule 144A of the Securities Act. There is no limit to the percentage of an Investment Fund’s net assets that may be invested in illiquid securities.

The restricted securities held at December 31, 2016 are identified below and are also presented in the Master Fund’s Schedule of Investments.

Security	% of Partners’ Capital	Acquisition Dates	Principal Amount	Cost	Fair Value
Nuclea Biotechnologies, Inc.*	0.0%	1/5/15	$700,000	$700,000	$—
Total Restricted Securities	0.0%		$700,000	$700,000	$—

*	Security has been deemed illiquid by the Adviser based on procedures approved by the Board.

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Notes to Financial Statements, continued
December 31, 2016

(3)	FAIR VALUE MEASUREMENTS

The Master Fund defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions.

The inputs used to determine the fair value of the Master Fund’s investments are summarized in the three broad levels listed below:

●

Level 1—unadjusted quoted prices in active markets for identical investments and registered investment companies where the value per share (unit) is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●	Level 2—investments with other significant observable inputs

●	Level 3—investments with significant unobservable inputs (which may include the Master Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Master Fund discloses transfers between levels based on valuations at the end of the reporting period. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

The Master Fund establishes valuation processes and procedures to ensure that the valuation techniques for investments categorized within Level 3 of the fair value hierarchy are fair, consistent, and appropriate. The Adviser is responsible for developing the Master Fund’s written valuation processes and procedures, conducting periodic reviews of the valuation policies, and evaluating the overall fairness and consistent application of the valuation policies. The Board Valuation Committee has authorized the Adviser to oversee the implementation of the Board approved valuation procedures by the Administrator. The Adviser Valuation Committee is comprised of various Master Fund personnel, which include members from the Master Fund’s portfolio management and operations groups. The Adviser Valuation Committee meets monthly or as needed, to determine the valuations of the Master Fund’s Level 3 investments. The valuations are supported by methodologies employed by the Investment Funds’ market data, industry accepted third party valuation models, or other methods the Adviser Valuation Committee deems to be appropriate, including the use of internal proprietary valuation models.

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Notes to Financial Statements, continued
December 31, 2016

The following is a summary categorization of the Master Fund’s investments based on the level of inputs utilized in determining the value of such investments as of December 31, 2016 and assets valued at NAV as practical expedient are listed in a separate column to permit reconciliation to the totals in the financial statements:

	LEVEL 1		LEVEL 2		LEVEL 3		INVESTMENTS VALUED AT NAV AS A PRACTICAL EXPEDIENT	TOTAL
	Investments	Other Financial Instruments^	Investments	Other Financial Instruments^	Investments	Other Financial Instruments^	Investments	Investments	Other Financial Instruments^
Investment Funds
Limited Partnerships, Exempted Limited Partnerships and Limited Liability Companies
Energy	$—	$—	$—	$—	$—	$—	$32,617,904	$32,617,904	$—
Event-Driven	—	—	—	—	—	—	11,498,858	11,498,858	—
Global Macro and Trading	—	—	—	—	—	—	38,805,298	38,805,298	—
Private Equity	—	—	—	—	—	—	127,302,512	127,302,512	—
Real Estate	—	—	—	—	—	—	17,333,492	17,333,492	—
Relative Value	—	—	—	—	—	—	78,257,958	78,257,958	—
Passive Foreign Investment Companies
Energy	—	—	—	—	—	—	162,545	162,545	—
Private Equity	—	—	—	—	—	—	319,953	319,953	—
Relative Value	—	—	—	—	—	—	528,484	528,484	—
Private Corporations
Real Estate	—	—	—	—	—	—	65,234	65,234	—
Investment Securities
Common Stocks
Financials	1,157,466	—	—	—	—	—	—	1,157,466	—
Preferred Stocks
Food Technology	—	—	—	—	299,995	—	—	299,995	—
Professional Services	—	—	—	—	420,364	—	—	420,364	—
Convertible Note Purchase Agreement
Media	—	—	—	—	100,000	—	—	100,000	—
Derivative Instruments
Swap Agreements	—	—	—	(79,350)	—	—	—	—	(79,350)
Total	$1,157,466	$—	$—	$(79,350)	$820,359	$—	$306,892,238	$308,870,063	$(79,350)

^

Other financial instruments include any derivative instruments not reflected in the Schedule of Investments as investments, such as swap agreements. These financial instruments are generally recorded in the financial statements at the unrealized gain or loss on the financial instrument.

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Notes to Financial Statements, continued
December 31, 2016

The following table is a summary of quantitative information about significant unobservable valuation inputs approved by the Adviser Valuation Committee for Level 3 fair value measurements for the investment held as of December 31, 2016:

	Fair Value as of December 31, 2016	Valuation Technique	Unobservable Input	Range of Unobservable Input
Investments
Investments in Securities
Preferred Stocks
Food Technology	$299,995	Most Recent Capitalization	Private Financing	N/A
Professional Services	420,364	Most Recent Capitalization	Private Financing	N/A
Purchase Agreements
Convertible Note Purchase Agreements
Healthcare	—	Market Rate Approach	Market Interest Rate	14%
Food Technology	100,000	Market Rate Approach	Market Interest Rate	4%
Total Investments	$820,359

The following is a reconciliation of the Level 3 investment held at December 31, 2016 based on the inputs used to determine fair value:

	Balance as of December 31, 2015	Gross Purchases	Gross Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Balance as of December 31, 2016
Investments
Investments in Securities
Preferred Stocks
Food Technology	$299,995	$—	$—	$—	$—	$299,995
Professional Services	399,995	—	—	—	20,369	420,364
Purchase Agreements
Convertible Note Purchase Agreements
Healthcare	798,000	—	—	—	(798,000)	—
Food Technology	—	100,000	—	—	—	100,000
Total Investments	$1,497,990	$100,000	$—	$—	$(777,631)	$820,359

The change in unrealized appreciation/depreciation from Level 3 investments held at December 31, 2016 is $(777,361).

The Master Fund is permitted to invest in alternative investments that may not have a readily determinable fair value. For an investment that does not have a readily determinable fair value, the Master Fund uses the NAV reported by the Investment Fund as a practical expedient, without further adjustment, unless it is probable that the investment

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Notes to Financial Statements, continued
December 31, 2016

will be sold at a value significantly different than the reported NAV. If the practical expedient NAV is not as of the reporting entity’s measurement date, then the NAV is adjusted to reflect any significant events that would materially affect the value of the investment and the NAV of the Master Fund as of the valuation date.

Certain Investment Funds in which the Master Fund invests have limitations on liquidity which may result in limitations on redemptions including, but not limited to, early redemption fees. Other than Investment Funds that are self-liquidating, such as Private Equity and some Energy, Natural Resources and Real Estate Funds, the Investment Funds in which the Master Fund invests have withdrawal rights ranging from monthly to annually, after a notice period, usually for a period of up to two years from the date of the initial investment or an additional investment. A listing of the investments held by the Master Fund and their attributes as of December 31, 2016, that qualify for this valuation approach is shown in the table below.

Investment Category	Investment Strategy	Fair Value (in 000s)	Unfunded Commitments (in 000s)	Remaining Life*	Redemption Frequency*	Notice Period (in Days)*	Redemption Restrictions and Terms*
Energy (a)	Private investments in securities issued by companies in the energy and natural resources sectors.	$32,780	$8,888	up to 10 years	N/A	N/A	Up to 15 years
Event-Driven(b)	Strategies designed to profit from changes in the prices of securities of companies facing a major corporate event.	11,499	N/A	N/A	Quarterly	45-90	Up to 5 years; up to 2.5% early withdrawal fee; possible 25% investor level gate; illiquid side pocket capital
Global Macro and Trading(c)	Investments across global markets and security types seeking to profit from macroeconomic opportunities. Strategies can be discretionary or systematic. Includes commodity trading advisors.	38,805	N/A	N/A	Quarterly	30-90	Up to 5 years; up to 6% early redemption fee; possible hard lock within first 12 months; illiquid side pocket capital
Private Equity(d)	Investments in nonpublic companies.	127,622	32,387	up to 10 years	N/A	N/A	Up to 10 years
Real Estate(e)	Investments in REITs, private partnerships, and various real estate related mortgage securities.	17,400	5,330	up to 10 years	N/A	N/A	Up to 10 years
Relative Value(f)	Strategies seeking to profit from inefficiencies existing within capital structures, within markets, and across markets.	78,786	N/A	N/A	Quarterly	30-120	Up to 5 years; up to 7% early redemption fee; possible 5% fund level gate; illiquid side pocket capital
		$306,892	$46,605

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Notes to Financial Statements, continued
December 31, 2016

*

The information summarized in the table above represents the general terms for the specified asset class. Individual Investment Funds may have terms that are more or less restrictive than those terms indicated for the asset class as a whole. In addition, most Investment Funds have the flexibility, as provided for in their constituent documents, to modify and waive such terms.

(a)

This category includes Investment Funds that invest primarily in privately issued securities by companies in the energy and natural resources sectors and private investments in energy-related assets or companies. The Investment Funds include private funds and private partnerships with private investments in their portfolios.

(b)

This category includes Investment Funds that invest primarily in the following securities: common stock, preferred stock, and many types of debt. Events include mergers, acquisitions, restructurings, spin-offs, and litigation.

(c)

This category includes Investment Funds that invest in global markets and across all security types including equities, fixed income, derivatives, commodities, currencies, futures, and exchange-traded funds. Investment Funds in this category are typically private funds and may include global macro funds, and commodity trading advisors.

(d)

This category includes private equity funds that invest primarily in non-publicly traded companies in need of capital. These Investment Funds may vary widely as to sector, size, stage, duration, and liquidity. Certain of these Investment Funds may also focus on the secondary market, buying interests in existing private equity funds, often at a discount.

(e)

This category includes Investment Funds that invest in registered investment companies or managers that invest in real estate trusts (commonly known as “REITs”) and private partnerships that make investments in income producing properties, raw land held for development or appreciation, and various types of mortgage loans and common or preferred stock whose operations involve real estate.

(f)

This category includes Investment Funds with low net exposure to most financial markets. Underlying strategies include Equity Market Neutral or Statistical Arbitrage, Capital Structure Arbitrage, Convertible Arbitrage, Volatility Arbitrage, and Credit Arbitrage.

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Notes to Financial Statements, continued
December 31, 2016

The following is a summary of the fair value as percentage of partners’ capital, and liquidity provisions for Investment Funds constituting greater than 5% of the Master Fund’s partners’ capital as of December 31, 2016:

Limited Partnerships, Exempted Partnerships and Limited Liability Companies	Fair Value as % of Partners’ Capital	Investment Strategy	Valuation Policy for Leveraged Investment	Redemption Frequency	Redemption Restrictions and Terms
Citadel Wellington LLC	7.02%

Citadel Wellington LLC seeks to achieve consistently high risk-adjusted rates of return in connection with the strategies employed. Citadel Advisors LLC generally employs, for the benefit of Citadel Wellington LLC, complex proprietary investment strategies, based on quantitative analysis as well as fundamental research, taking both long and short positions in a broad range of investment instruments, including securities, options, futures, currencies, derivatives and other assets.

The initial pricing of the investment portfolio is the responsibility of the fund's investment team. The guidelines, policies and practices for pricing each instrument type are firmly established. These in-house values are then verified with the fund's administrator. Daily and monthly P&L reporting, price verification, and the responsibility for maintaining these procedures and approving any changes in practices is done independently. In addition, independent price verification are performed each month and all significant variances are analyzed.

				Quarterly	5% fund level gate subject to quarterly withdrawal allowances
CIFC SSC Loan Fund, L.P.	5.62%

CIFC SSC Loan Fund, L.P. seeks to generate total return through a long-only portfolio of senior secured bank loans, targeting outperformance through superior credit analysis and aggressively trading the portfolio to mitigate and avoid defaults. The process involves a combination of developing top-down macroeconomic views that help inform asset allocation decisions and evaluation of individual securities with bottom-up company-specific research.

			N/A*	Monthly	Monthly withdrawals subject to 30 days notice

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Notes to Financial Statements, continued
December 31, 2016

Limited Partnerships, Exempted Partnerships and Limited Liability Companies	Fair Value as % of Partners’ Capital	Investment Strategy	Valuation Policy for Leveraged Investment	Redemption Frequency	Redemption Restrictions and Terms
Millennium USA LP	9.49%

Millennium USA, LP invests a substantial portion of its capital in Millennium Partners, L.P. (“MLP”) as a limited partner. The MLP is engaged in the business of trading equities, fixed income products, options, futures and other financial instruments.

The NAV is produced on a monthly basis after performing certain checks on valuation and reconciliation information received from management. Security positions and cash balances are reconciled with the Master Fund’s records based on confirmations or statements that are independently received from prime brokers and other financial institutions that hold assets of Millennium USA and the Master fund. When prices are outside of preset tolerance levels, valuations are discussed with Millennium’s operations staff. Prices will be changed if a more reliable price can be obtained. Independent monthly risk reports as well as an operational review focusing on manager organization, fund structure, back office, valuation and independent oversight are also provided for Millennium. Millennium’s internal audit function is co-sourced/ outsourced to an independent registered public accounting firm. Twice a year, an independent portfolio valuation on certain illiquid securities is also performed.

				Quarterly	Subject to a 25% investor level gate; 12 month soft lock with 4% early redemption fee.

*	CIFC SSC Loan Fund, L.P. is not a leveraged investment.

(4)	PARTNERS’ CAPITAL ACCOUNTS

(a)	ISSUANCE OF INTERESTS

Upon receipt from an eligible investor of an initial or additional application for interests (the “Interests”), which will generally be accepted as of the first day of each month, the Master Fund will issue new Interests. The Interests have not been registered under the Securities Act, or the securities laws of any state. The Master Fund issues Interests only in private placement transactions in accordance with Regulation D or other applicable exemptions

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Notes to Financial Statements, continued
December 31, 2016

under the Securities Act. No public market exists for the Interests, and none is expected to develop. The Master Fund is not required, and does not intend, to hold annual meetings of its partners. The Interests are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the Master Fund’s limited partnership agreement. The Master Fund reserves the right to reject any applications for subscription of Interests.

(b)	ALLOCATION OF PROFITS AND LOSSES

For each fiscal period, generally monthly, net profits or net losses of the Master Fund are allocated among and credited to or debited against the capital accounts of all partners as of the last day of each fiscal period in accordance with the partners’ respective capital account ownership percentage for the fiscal period. Net profits or net losses are measured as the net change in the value of the partners’ capital of the Master Fund, including any change in unrealized appreciation or depreciation of investments and income, net of expenses, and realized gains or losses during a fiscal period. Net profits or net losses are allocated after giving effect for any initial or additional applications for Interests, which generally occur at the beginning of the month, or any repurchases of Interests.

(c)	REPURCHASE OF INTERESTS

A partner will not be eligible to have the Master Fund repurchase all or any portion of an Interest at the partner’s discretion at any time. Periodically, the Adviser recommends to the Board that the Master Fund offer to repurchase Interests during the year, pursuant to written tenders by partners.

The Board retains the sole discretion to accept or reject the recommendation of the Adviser and to determine the amount of Interests, if any, that will be purchased in any tender offer that it does approve. In the event Interests are repurchased, there will be a substantial period of time between the date as of which partners must accept the Master Fund’s offer to repurchase their Interests and the date they can expect to receive payment for their Interests from the Master Fund.

(5)	INVESTMENTS IN PORTFOLIO SECURITIES

(a)	INVESTMENT ACTIVITY

As of December 31, 2016 the Master Fund held investments in Investment Funds and securities. The agreements related to investments in Investment Funds provide for compensation to the Investment Funds’ managers/general partners or advisers in the form of management fees. In addition, many Investment Funds also provide for performance incentive fees/allocations of an Investment Fund’s net profits. These management fees and incentive fees are in addition to the management fees charged by the Master Fund.

For the year ended December 31, 2016, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were $57,967,919 and $54,305,551 respectively.

The cost of the Master Fund’s underlying investments for Federal income tax purposes is adjusted for items of taxable income allocated to the Master Fund from such investments. The allocated taxable income is generally reported to the Master Fund by its underlying investments on Schedules K-1, Forms 1099 or PFIC statements, or a combination thereof.

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Notes to Financial Statements, continued
December 31, 2016

The underlying investments generally do not provide the Master Fund with tax reporting information until well after year end, and as a result, the Master Fund is unable to calculate the year end tax cost of its investments until such time. The Master Fund’s book cost as of December 31, 2016, was $310,299,513 resulting in accumulated net unrealized depreciation of $1,429,450 consisting of $57,941,513 in gross unrealized appreciation and $59,370,963 in gross unrealized depreciation.

(b)	AFFILIATED INVESTMENT FUNDS

At December 31, 2016, the Master Fund’s investments in certain Investment Funds were deemed to be investments in affiliated issuers under the 1940 Act, primarily because the Master Fund owns 5% or more of the Investment Funds’ total net assets. The activity resulting from investments in these Investment Funds, including interest and dividend income as well as realized gains and losses, is identified in the Statement of Operations as transactions with affiliated investments. A listing of these affiliated Investment Funds (including activity during the year ended December 31, 2016) is shown below:

Investment Funds	Shares 12/31/2015	Shares 12/31/2016	Fair Value 12/31/2015	Cost of Purchases	Proceeds from Sales*	Realized Gain (Loss) on Investments	Change in Unrealized Appreciation/ Depreciation	Fair Value 12/31/2016	Interest/ Dividend Income
Credit Distressed Blue Line Fund, L.P.	—	—	$2,161,343	$—	$—	$—	$(347,969)	$1,813,374	$—
Harbinger Capital Partners Fund I, L.P.	—	—	3,404,212	45,130	(45,130)	—	(28,516)	3,375,696	—
Harbinger Class LS Holdings I (U.S.) Trust	592	592	568,957	—	—	—	514,129	1,083,086	—
Middle East North Africa Opportunities Fund, L.P.	728	728	66,383	—	—	—	(10,213)	56,170	—
Napier Park IG Muni First Loss Fund, LP	—	—	2,015,800	1,250,000	(184,513)	—	168,713	3,250,000	—
ORBIS Real Estate Fund I	—	—	2,154,565	5,820	(196,816)	—	152,528	2,116,097	—
PIPE Equity Partners, LLC	—	—	821,098	—	—	—	(150,286)	670,812	—
PIPE Select Fund, LLC	—	—	2,625,182	—	(25,938)	—	(120,948)	2,478,296	—
			$13,817,540	$1,300,950	$(452,397)	$—	$177,438	$14,843,531	$—

*	Sales include return of capital

(6)	FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

In the normal course of business, the Investment Funds in which the Master Fund invests may trade various derivative securities and other financial instruments, and may enter into various investment activities with off-balance sheet risk both as an investor and as a principal. The Master Fund’s risk of loss in these Investment Funds is limited to the value of its investment in such Investment Funds. In addition, by investing directly in derivative instruments, the Master Fund is subject to credit risk with respect to the net amount expected to be received from the other party. The Master Fund may be negatively impacted if the other party defaults or fails to perform its obligations under such agreement.

(7)	ADMINISTRATION AGREEMENT

In consideration for administrative, accounting, and recordkeeping services, the Master Fund pays the Administrator a monthly administration fee based on the month-end partners’ capital. The Master Fund is charged, on an annual basis, 6 basis points on partners’ capital of up to $2 billion, 5 basis points on partners’ capital between

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Notes to Financial Statements, continued
December 31, 2016

the amounts of $2 billion and $5 billion, 2 basis points on partners’ capital between the amounts of $5 billion and $15 billion, and 1.25 basis points for amounts over $15 billion. The administration fee is payable monthly in arrears. The Administrator also provides compliance, transfer agency, and other investor related services at an additional cost. The total administration fee incurred for the year ended December 31, 2016, was $179,622.

(8)	RELATED PARTY TRANSACTIONS

(a)	INVESTMENT MANAGEMENT FEE

In consideration of the advisory and other services provided by the Adviser to the Master Fund pursuant to the Investment Management Agreement, the Master Fund pays the Adviser an investment management fee (the “Investment Management Fee”), equal to 1.00% on an annualized basis of the Master Fund’s partners’ capital calculated based on the Master Fund’s partners’ capital at the end of each month, payable quarterly in arrears. The Investment Management Fee decreases the net profits or increases the net losses of the Master Fund that are credited to or debited against the capital accounts of its partners. For the year ended December 31, 2016, $2,991,427 was incurred for Investment Management Fees.

(b)	PLACEMENT AGENTS

The Adviser or its affiliates may pay a fee out of their own resources to Placement Agents and sub-placement agents. As of December 31, 2016, the two largest non-affiliated sub-placement agents service approximately 47.28% of the feeder funds assets which are invested in the Master Fund. To the extent that substantial numbers of investors have a relationship with a particular sub-placement agent, such sub-placement agent may have the ability to influence investor behavior, which may affect the Master Fund.

(9)	FUND BORROWING

As a fundamental policy, the Master Fund may borrow up to, but not more than, 25% of the partners’ capital of the Master Fund (at the time such borrowings were made and after taking into account the investment and/or deployment of such proceeds) for the purpose of making investments, funding redemptions and for other working capital and general Master Fund purposes. For purposes of the Master Fund’s investment restrictions and certain investment limitations under the 1940 Act, including for example, the Master Fund’s leverage limitations, the Master Fund will not “look through” Investment Funds in which the Master Fund invests. Investment Funds may also use leverage, whether through borrowings, futures, or other derivative products and are not subject to the Master Fund’s investment restrictions. However, such borrowings by Investment Funds are without recourse to the Master Fund and the Master Fund’s risk of loss is limited to its investment in such Investment Funds, other than for some Investment Funds in which the Master Fund has made a capital commitment, for which the risk of loss is limited to the Master Fund’s total capital commitment. For some Investment Funds in which the Master Fund has made a capital commitment that will be funded over a period of time, such as private equity, private energy and real estate funds, the Master Fund, in certain instances, may commit to fund more than its initial capital commitment. The rights of any lenders to the Master Fund to receive payments of interest or repayments of principal will be senior to those of the partners, and the terms of any borrowings may contain provisions that limit certain activities of the Master Fund.

The Master Fund entered into a line of credit agreement (the “Credit Agreement”) with Credit Suisse AG on October 29, 2014. The terms of the Credit Agreement provide a $60,000,000 secured revolving credit facility.

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Notes to Financial Statements, continued
December 31, 2016

Borrowings under the Credit Agreement are secured by the Master Fund’s investments. The Credit Agreement provides for a commitment fee of 1.50% per annum on unused capacity above a certain threshold plus interest accruing on any borrowed amounts at the three month London Interbank Offered Rate (LIBOR) plus 2.24% per annum as defined in the Credit Agreement. The average principal balance and weighted average interest rate for the year ended December 31, 2016, was approximately $36,000,000 and 2.97% respectively. At December 31, 2016, the principal balance outstanding was $36,000,000 at an interest rate of 3.17%. The Credit Agreement expires on October 29, 2018.

(10)	FINANCIAL HIGHLIGHTS

	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net investment loss to average partners’ capital(1)	(0.59)%	(0.30)%	(1.79)%	(0.74)%	(0.81)%
Expenses to average partners’ capital(1),(2)	1.73%	1.67%	2.68%	1.37%	1.49%
Portfolio turnover	16.94%	12.52%	16.96%	16.95%	20.88%
Total return(3)	(0.73)%	2.94%	6.43%	4.67%	2.50%
Partners’ capital, end of period (000s)	$285,009	$315,003	$319,160	$2,064,041	$3,071,734

An investor’s return (and operating ratios) may vary from those reflected based on the timing of capital transactions.

(1)	Ratios are calculated by dividing the indicated amount by average partners’ capital measured at the end of each month during the year.
(2)

Expense ratios do not include expenses of acquired funds that are paid indirectly by the Master Fund as a result of its ownership in the underlying funds. Expenses include U.S. offshore withholding tax, which is only allocable to investors investing through the offshore feeder funds.

(3)	Calculated as geometrically linked monthly returns for each month in the period.

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Notes to Financial Statements, continued
December 31, 2016

(11)	SUBSEQUENT EVENTS

Based on the partners’ capital of the Master Fund, the Adviser recommended to the Board that a tender offer to repurchase interests in an amount of up to $7,080,000 be made for the quarter ending March 31, 2017 to those partners who elect to tender their Interests prior to the expiration of the tender offer period. The Board approved such recommendation and partners in the Master Fund were notified of a tender offer with a February 23, 2017 expiration date (“Expiration Date”). In response to the number of partners electing to tender their Interests as of the Expiration Date, which amounted to approximately $109 million in gross redemptions, the Adviser, in its discretion, will pro-rate the amount elected to be tendered in accordance with the Master Fund’s repurchase procedures. The final amount that is accepted by the Master Fund will appear in the next report to partners.

Management of the Master Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements as of December 31, 2016.

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Supplemental Information
December 31, 2016
(Unaudited)

Directors and Officers

The Master Fund’s operations are managed under the direction and oversight of the Board. Each Director serves for an indefinite term or until he or she reaches mandatory retirement, if any, as established by the Board. The Board appoints the officers of the Master Fund who are responsible for the Master Fund’s day-to-day business decisions based on policies set by the Board. The officers serve at the pleasure of the Board.

Compensation for Directors

The Salient Private Access Master Fund, L.P., the Salient Private Access Registered Fund, L.P., the Salient Private Access Institutional Fund, L.P, and the Salient Private Access TEI Fund, L.P., together pay each of the Directors who is not an “interested person” of the Adviser, as defined in the 1940 Act (the “Independent Directors”) an annual retainer of $10,000, paid quarterly, an annual Board meeting fee of $3,000, a fee of $1,000 per informal Board meeting, a fee of $500 per telephonic Board meeting, an annual fee of $833 for each Compliance committee member and $625 for each Audit and Valuation committee member, an annual fee of $5,000 for the valuation committee chairman and $3,000 for each other committee chair, each of which is paid quarterly, and an annual fee of $5,000, paid quarterly, to the Lead Independent Director. There are currently six Independent Directors. In the interest of retaining Independent Directors of the highest quality, the Board intends to periodically review such compensation and may modify it as the Board deems appropriate.

The table below shows, for each Director and executive officer, his full name, address and age, the position held with the Master Fund, the length of time served in that position, his principal occupation during the last five years, and other directorships held by such Director. The address of each Director and officer is c/o Salient Private Access Funds, 4265 San Felipe, Suite 800, Houston, Texas 77027.

Interested Directors

Name and Year of Birth	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
John A. Blaisdell[1] Year of birth: 1960	Director, Principal Executive Officer (Since 2004)	Managing Director of Salient, since 2002.	Salient Private Access Funds (4); The Endowment PMF Funds (3)

Salient Alternative Strategies Funds (investment companies) (two funds) 2010-2016; Salient MF Trust (investment company) (four funds) since 2012; Salient Midstream & MLP Fund (investment company) since 2012.

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Supplemental Information, continued
December 31, 2016
(Unaudited)

Name and Year of Birth	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Andrew Linbeck[1] Year of birth: 1964	Director	Managing Director of Salient, since 2002.	Salient Private Access Funds (4); The Endowment PMF Funds (3)	Salient Alternative Strategies Funds (investment companies) (two funds) 2010-2012; Salient Midstream & MLP Fund (investment company) since 2012.

1

This person’s status as an “interested” director arises from his affiliation with Salient Partners, L.P., which itself is an affiliate of the Salient Private Access Master Fund, L.P., the Salient Private Access Registered Fund, L.P., the Salient Private Access Institutional Fund, L.P., the Salient Private Access TEI Fund, L.P., and the Adviser.

Independent Directors

Name and Year of Birth	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Karin B. Bonding, CFA Year of birth: 1939	Director (Since 2010)	Lecturer, University of Virginia, since 1996; President of Capital Markets Institute, Inc. (fee-only financial planner and investment advisor) since 1996.	Salient Private Access Funds (4)

Salient Alternative Strategies Funds (investment companies) (two funds) 2010-2016; Salient MF Trust (investment company) (four funds) since 2012; Salient Midstream & MLP Fund (investment company) since 2012; Brandes Investment Trust (investment companies) (four funds) 2006-2012; Credit Suisse Alternative Capital Funds (investment companies) (six funds) 2005-2010.

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Supplemental Information, continued
December 31, 2016
(Unaudited)

Name and Year of Birth	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Jonathan P. Carroll Year of birth: 1961	Director (Since 2004)	President, Lazarus Financial LLC (holding company) since 2006; President and CEO of Blue Dolphin Energy Company since 2012; private investor for the past five years.	Salient Private Access Funds (4); The Endowment PMF Funds (3)

Salient Alternative Strategies Funds (investment companies) (two funds) 2010-2016; Salient MF Trust (investment company) (four funds) since 2012; Salient Midstream & MLP Fund (investment company) since 2012; LRR Energy, L.P. (energy company) since 2014. Blue Dolphin Energy

Company (BDCO)

(energy company), since 2014.

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Supplemental Information, continued
December 31, 2016
(Unaudited)

Name and Year of Birth	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Dr. Bernard Harris Year of birth: 1956	Director (Since 2009)

Chief Executive Officer and Managing Partner, Vesalius Ventures, Inc (venture investing), since 2002; President of The Space Agency (marketing), since 1999; President of The Harris Foundation (non-profit), since 1998; clinical scientist, flight surgeon and astronaut for NASA, 1986 to 1996.

Salient Private Access Funds (4)

Salient Alternative Strategies Funds (investment companies) (two funds) 2010-2016; Salient MF Trust (investment company) (four funds) since 2012; Salient Midstream & MLP Fund (investment company) since 2012; Babson funds (three) since 2011; Greater Houston Community Foundation, 2004- 2009; Monebo Technologies Inc., since 2009; The National Math and Science Initiative, and Space Agency, since 2008; Communities in Schools, since 2007; American Telemedicine Association, since 2007; U.S. Physical Therapy, Inc., since 2005; Houston Technology Center, since 2004; Houston Angel Network, since 2004; The Harris Foundation, Inc., since 1998.

Richard C. Johnson Year of birth: 1937	Director (Since 2004)	Senior Counsel (retired) for Baker Botts LLP (law firm) since 2002; Managing Partner, Baker Botts, 1998 to 2002; practiced law at Baker Botts, 1966 to 2002 (1972 to 2002 as a partner).	Salient Private Access Funds (4); The Endowment PMF Funds (3)

Salient Alternative Strategies Funds (investment companies) (two funds) 2010-2016; Salient MF Trust (investment company) (four funds) since 2012; Salient Midstream & MLP Fund (investment company) since 2012.

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Supplemental Information, continued
December 31, 2016
(Unaudited)

Name and Year of Birth	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
G. Edward Powell Year of birth: 1936	Director (Since 2004)	Principal of Mills & Stowell (private equity) since 2002. Managing Partner, PriceWaterhouse & Co. (Houston Office, 1982 to 1994).	Salient Private Access Funds (4); The Endowment PMF Funds (3)

Salient Alternative Strategies Funds (investment companies) (two funds) 2010-2016; Salient MF Trust (investment company) (four funds) since 2012; Salient Midstream & MLP Fund (investment company) since 2012; Energy Services International, Inc., since 2004; Therapy Track, LLC, since 2009; Global Water Technologies, Inc.; Datavox Holdings, Inc.; Energy Services International, Inc., 2004 to 2013.

Scott E. Schwinger Year of birth: 1965	Director (Since 2004)	President, The McNair Group (management), since 2006; Senior Vice President and Chief Financial Officer, the Houston Texans (professional football team) (1999).	Salient Private Access Funds (4); The Endowment PMF Funds (3)

Salient Alternative Strategies Funds (investment companies) (two funds) 2010-2016; Salient MF Trust (investment company) (four funds) since 2012; Salient Midstream & MLP Fund (investment company) since 2012; The Make-A-Wish Foundation, since 2008.

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Supplemental Information, continued
December 31, 2016
(Unaudited)

Officers of the Fund Who Are Not Directors

Name and Year of Birth	Position(s) Held with the Fund	Principal Occupation(s) During the Past 5 Years
Paul Bachtold Year of birth: 1973	Chief Compliance Officer (“CCO”) (Since 2010)	CCO, Salient (since 2010); Consultant, Chicago Investment Group (compliance consulting), 2009-2010; US Compliance Manager, Barclays Global Investors, 2005-2008.
Christopher R. Arnold Year of birth: 1977	Treasurer; Principal Financial Officer (Since 2015)	Director of Fund Accounting, Salient (since 2010); Audit Manager, PricewaterhouseCoopers, LLP 2002-2009
Jeremy Radcliffe Year of birth: 1974	Secretary (Since 2013)	Managing Director of Salient, since 2002.

Allocation of Investments

The following chart indicates the allocation of investments among the asset classes in the Master Fund as of December 31, 2016.

Asset Class(1)	Fair Value	%
Energy	$32,780,449	10.61
Event-Driven	11,498,858	3.72
Financials	1,157,466	0.38
Food Technology	399,995	0.13
Global Macro and Trading	38,805,298	12.56
Private Equity	127,622,465	41.32
Professional Services	420,364	0.14
Real Estate	17,398,726	5.63
Relative Value	78,786,442	25.51
Total Investments	$308,870,063	100.00

(1)	The complete list of investments included in the following asset class categories is included in the Schedule of Investments of the Master Fund.

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Supplemental Information, continued
December 31, 2016
(Unaudited)

Board Consideration of the Investment Management Agreement

At an in-person meeting of the Board held on October 19, 2016, the Board, including the Directors who are not “interested persons” as that term is defined in the Investment Company Act of 1940 (“Independent Directors”), considered and approved the continuation of the Investment Management Agreement between the Institutional Fund and the Adviser (the “Advisory Agreement”). In preparation for review of the Advisory Agreement, the Board requested the Adviser to provide detailed information which the Board determined to be reasonably necessary to evaluate the agreement. The Independent Directors also met in-person in executive session to review and discuss aspects of these materials. At the request of the Independent Directors, the Adviser made presentations regarding the materials and responded to questions from the Independent Directors relating to, among other things, portfolio management, the Institutional Fund’s investment programs, Institutional Fund’s and Adviser’s compliance programs, Adviser staffing and management changes, Institutional Fund performance including benchmarks and comparisons to other funds, Institutional Fund fee levels, other portfolios (including fees) managed by the Adviser and its affiliates and the Adviser’s profitability (including revenue of the Adviser across all of its funds). The Board, including the Independent Directors, also took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings. The Independent Directors were assisted at all times by independent counsel.

Following the Board’s review, the Independent Directors met in executive session, and reported that they had had concluded that the Advisory Agreement enables the Fund’s partners to obtain high quality services at a cost that is appropriate, reasonable, and in the interests of investors. They stated that prudent exercise of judgment warranted renewal of the advisory fees. It also was noted that the Board’s decision to renew the Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. Upon consideration of these and other factors, the Board also determined:

The nature, extent and quality of the advisory services provided. With respect to the Advisory Agreement, the Board considered: Adviser management’s continued focus to increase Fund performance, the background and experience of key investment personnel; the Adviser’s focus on analysis of complex asset categories and their investment relationships; the Adviser’s continued disciplined investment approach, including continued new private equity and similar private fund investments, and commitment to investment principles; the Adviser’s investment in and commitment to personnel; the Adviser’s significant compliance and tax reporting efforts, and oversight of operations; and, the Adviser’s oversight of and interaction with service providers.

The Board concluded that the nature, extent and quality of the management and advisory service provided were appropriate and thus supported a decision to renew the Advisory Agreement. The Board also concluded that the Adviser would be able to provide during the coming year quality investment management and related services, and that these services are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape and investor needs.

The investment performance of the Funds. The Board evaluated the comparative information provided by the Adviser regarding the Fund’s investment performance, and information on the performance of other registered investment funds and various indices, including the relevance of various indices, and also the Adviser’s private feeder funds. The Board also considered the various performance reports received throughout the year. The Board concluded that the Adviser was able to implement its strategies in the context of difficult conditions in numerous markets, resulting in low volatility for the Funds. On the basis of the Directors’ assessment, the Directors concluded that the Adviser was capable of generating a level of long-term investment performance that is appropriate in light of the Fund’s investment objective, policies and strategies.

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Supplemental Information, continued
December 31, 2016
(Unaudited)

The cost of advisory service provided and the level of profitability. In analyzing the cost of services and profitability of the Adviser, the Board considered the revenues earned and expenses incurred by the Adviser. The Board took into account the significant continued investment by and cost to the Adviser in personnel and service infrastructure to support the Fund and its investors. On the basis of the Board’s review of the fees to be charged by the Adviser for investment advisory and related services, the unique nature of the Fund’s investment program, the Adviser’s financial information, and the costs associated with managing the Fund, the Board concluded that the level of investment management fees and the profitability of the Adviser is appropriate in light of the services provided, the management fees and overall expense ratios of comparable investment companies, and the profitability of the relationship between the Fund and the Adviser.

The extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors. While noting that the management fees will not decrease as the level of Fund assets increase, the Board concluded that the management fees reflect the Fund’s complex operations, the current economic environment for the Adviser, including its continued support and monitoring of the Fund, changes in investment decision-making that were implemented, the competitive nature of the investment company market as relevant to the Fund, and the relatively unchanged size of the Fund following the implementation of the 2014 investor choice plan that resulted in dividing of the Fund’s portfolio. The Board noted that it would have the opportunity to periodically re-examine whether the Fund has achieved economies of scale, as well as the appropriateness of management fees payable to the Adviser, in the future.

Benefits (such as soft dollars) to the Adviser from its relationship with the Fund. The Board concluded that other benefits derived by the Adviser from its relationship with the Fund, to the extent such benefits are identifiable or determinable, are reasonable and fair, result from the provision of appropriate services to the Fund and investors therein, and are consistent with industry practice and the best interests of the Fund and its partners. In this regard, the Board noted that the Adviser does not realize “soft dollar” benefits from its relationship with the Fund.

Other considerations. The Board determined that the Adviser has made a continuing and substantial commitment both to the recruitment and retention of high quality personnel, monitoring and investment decision-making and provision of investor service, and maintained and expanded the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its partners. The Directors also concluded that the Adviser continues to make a significant entrepreneurial commitment to the management and success of the Fund.

Form N-Q Filings

The Master Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Master Fund’s Form N-Q is available on the Securities and Exchange Commission website at http://www.sec.gov. The Master Fund’s Form N-Q may be reviewed and copied at the Securities and Exchange Commission Public Reference Room in Washington, DC and information regarding operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Supplemental Information, continued
December 31, 2016
(Unaudited)

Proxy Voting Policies

A description of the policies and procedures that the Master Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-725-9456; and (ii) on the Securities and Exchange Commission website at http://www.sec.gov.

Information regarding how the Master Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-800-725-9456; and (ii) on the Securities and Exchange Commission website at http://www.sec.gov.

Additional Information

The Master Fund’s private placement memorandum (the “PPM”) includes additional information about Directors of the Master Fund. The PPM is available, without charge, upon request by calling 1-800-725-9456.

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Privacy Policy (Unaudited)

The Master Fund recognizes the importance of securing personal financial information. It is our policy to safeguard any personal and financial information that may be entrusted to us. The following is a description of the Master Fund’s policy regarding disclosure of nonpublic personal information.

We collect nonpublic personal information as follows:

We collect information about our investors, including, but not limited to, the investor’s name, address, telephone number, e-mail address, social security number and date of birth. We collect that information from subscription agreements, other forms of correspondence that we receive from investors, from personal conversations and from affiliated entities as permitted by law.

We receive information about investor transactions with us, including, but not limited to, account number, account balance, investment amounts, withdrawal amounts and other financial information.

We are permitted by law to disclose nonpublic information we collect, as described above, to the Master Fund’s service providers, including the Master Fund’s investment adviser, sub-advisers, servicing agent, independent administrator, custodian, legal counsel, accountant and auditor. We do not disclose any nonpublic information about our current or former investors to nonaffiliated third parties, except as required or permitted by law. We restrict access to investor nonpublic personal information to those persons who require such information to provide products or services to investors. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard investors’ nonpublic personal information.

If an investor’s investment relationship with the Master Fund involves a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of such investor’s financial intermediary would govern how any nonpublic personal information would be shared by them with nonaffiliated third parties.

Independent Directors

Karin B. Bonding
Jonathan P. Carroll
Dr. Bernard Harris
Richard C. Johnson
G. Edward Powell
Scott E. Schwinger

Interested Directors and Officers

John A. Blaisdell, Director and Principal Executive Officer
Christopher R. Arnold, Treasurer and Principal Financial Officer
Jeremy Radcliffe, Secretary
Paul A. Bachtold, Chief Compliance Officer

Investment Adviser

Endowment Advisers, L.P.
Houston, TX

Fund Administrator and Transfer Agent

UMB Fund Services, Inc.
Milwaukee, WI

Custodian

Citibank, N.A.
New York, NY

Independent Registered Public Accounting Firm

KPMG LLP
Columbus, OH

Legal Counsel

K&L Gates LLP
Boston, MA

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 12(a)(1).

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is G. Edward Powell, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

	Current Year	Previous Year
Audit Fees	$13,500	$13,250
Audit-Related Fees	$0	$0
Tax Fees	$0	$0
All Other Fees	$0	$0

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The audit committee may delegate its authority to pre-approve audit and permissible non-audit services to one or more members of the committee. Any decision of such members to pre-approve services shall be presented to the full audit committee at its next regularly scheduled meeting.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this item that were approved by the audit committee pursuant to paragraph (c) (7)(i)(c) of Rule 2-01 of Regulation S-X.

Current Year	Previous Year
0%	0%

(f) Not applicable.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

Current Year	Previous Year
$0	$0

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Schedule of Investments as of the close of the reporting period is included in the report to the shareholders filed under item 1 of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

These policies are included as Exhibit 12(a)(4).

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

The Adviser’s Investment Committee Members

As of the date of the filing, the Investment Committee is responsible for the day-to-day management of the Fund’s portfolio. Salient Private Access Master Fund, L.P. (the “Master Fund”), Salient Private Access Institutional Fund, L.P. (the “Institutional Fund”), Salient Private Access Registered Fund, L.P. (the “Registered Fund”), and Salient Private Access TEI Fund, L.P. (the “TEI Fund”) are registered investment companies (collectively, the “Fund Complex” and each individually the “Fund”). The members of the Investment Committee (each an “Investment Committee Member”) are: Messrs. William B. Hunt and William R. Guinn.

Mr. Hunt has served as an Investment Committee Member since 2014 and as Chief Risk Officer of Salient since 2014. He previously held positions as a Senior Analyst and Portfolio Manager of Iridian Asset Management (from 1996-2011) and Professor at Southern Methodist University (from 1991-2000). Mr. Guinn has served as an Investment Committee Member since 2014 and Director of Salient since 2013. Previously, he held the position of Director of Strategic Partnerships and Opportunistic Investments at the Teacher Retirement System of Texas (2009-2013). Each member of the Investment Committee reviews asset allocation recommendations made by the Adviser’s representatives, manager due diligence and recommendations and, by a majority vote of the Investment Committee, determines asset allocation and manager selection.

The Adviser and certain other entities controlled by the Principals manage investment programs which are similar to that of the Fund, and the Adviser and/or the Principals may in the future serve as an investment adviser or otherwise manage or direct the investment activities of other registered and/or private investment vehicles with investment programs similar to the Funds.

Other Accounts Managed by the Investment Adviser

Certain Investment Committee Members, who are primarily responsible for the day-to-day management of the Fund, also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following tables identify, as of December 31, 2016: (i) the number of registered investment companies, other pooled investment vehicles and other accounts managed by the Investment Committee Member and the total assets of such companies, vehicles and accounts; and (ii) the number and total assets of such companies, vehicles and accounts with respect to which the advisory fee is based on performance.

Name	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts Subject to a Performance Fee	Total Assets of Other Accounts Subject to a Performance Fee
William B. Hunt
Registered investment companies (1)	12	$3.06 billion	0	$—
Other pooled investment companies (1)	21	$1.39 billion	2	$230.15 million
Other accounts	2	$55.25 million	2	$55.25 million
William R. Guinn
Registered investment companies (1)	12	$3.06 billion	0	$—
Other pooled investment companies (1)	21	$1.39 billion	3	$279.43 million
Other accounts	2	$55.25 million	2	$55.25 million

(1)
For registered investment companies and pooled investment vehicles managed, the number of vehicles reported for master-feeder structures includes both the master fund and feeder funds while the corresponding total assets reported reflect the assets of the master fund only.

Conflicts of Interest of the Adviser

From time to time, potential conflicts of interest may arise between an Investment Committee Member’s management of the investments of the Fund, on the one hand, and the management of other registered investment companies, pooled investment vehicles and other accounts (collectively, “other accounts”), on the other. The other accounts might have similar investment objectives or strategies as the Fund, track the same index the Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the Investment Committee Member’s day-to-day management of a Fund. Because of their positions with the Fund, the Investment Committee Members know the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that the Investment Committee Members could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the Investment Committee Member’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and other accounts managed by the Investment Committee Member, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and other accounts. The Adviser has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Performance Fees. An Investment Committee Member may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the Investment Committee Member in that the Member may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Fund.

Compensation to Investment Committee Members

Hunt and Guinn, as partners of Salient, indirectly own equity interests in the Adviser as well as in the general partner of another fund who is compensated directly on performance (based on an incentive allocation) and the size of the fund’s asset base. In addition, Messrs. Hunt and Guinn receive compensation based on objective and subjective performance assessments of their work, which may take into account the size of the Master Fund and the other funds within the Fund Complex and the management and servicing fees charged thereon, as well as other funds managed by Salient affiliates for which they have significant involvement.

Securities Ownership of Investment Committee Members

The table below shows the dollar range of the interests of each Fund beneficially owned as of December 31, 2016 by each Investment Committee Member.

Investment Committee Member	Master Fund	Registered Fund	Institutional Fund	TEI Fund
William B. Hunt	None	None	None	None
William R. Guinn	None	None	None	None

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is (i) accumulated and communicated to the investment company’s management, including its certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the fourth fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics that is subject to Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(a)(4) Proxy voting policies and procedures pursuant to Item 7 are attached hereto.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Salient Private Access Registered Fund, L.P.

By (Signature and Title)	/s/ John A. Blaisdell
John A. Blaisdell
Principal Executive Officer
Date:	February 28, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ John A. Blaisdell
John A. Blaisdell
Principal Executive Officer
Date:	February 28, 2017

By (Signature and Title)	/s/ Christopher R. Arnold
Christopher R. Arnold
Principal Financial Officer
Date:	February 27, 2017